Exhibit 10.04

Via Fed Ex

March 27, 2008

Jeryl Hilleman, CFO

Amyris Biotechnologies, Inc.

5980 Horton St., Suite 450

Emeryville, CA 94608

(510) 450-0761 x734

RE: Amyris Biotechnologies  |  TriplePoint Capital — Executed Documents

Dear Jeryl:

Enclosed, please find the following documents for your files:

1.	Master Lease Agreement (Original)

2.	Warrant Agreement (Copy)

3.	Hardware Facility Schedule - 0534-LE-01H & 02H (Original)

4.	Software Facility Schedule — 0534-LE-01S & 02S (Original)

5.	Extra Signature Page for Warrant Agreement — TriplePoint Capital does not execute more than one original warrant agreement

Should you have any questions or concerns, please do not hesitate to contact me at (650) 233-2158.

Sincerely,

Nisha K. Pandit

Legal Assistant

Enclosures

PLAIN ENGLISH MASTER LEASE AGREEMENT

This is a PLAIN ENGLISH MASTER LEASE AGREEMENT dated March 14, 2008 by and between TRIPLEPOINT CAPITAL LLC, a Delaware limited liability company, as lessor and AMYRIS BIOTECHNOLOGIES, INC. a California corporation as lessee.

The words “We”, “Us”, or “Our”, refer to TRIPLEPOINT CAPITAL LLC. The words “You” or “Your” refers to the AMYRIS BIOTECHNOLOGIES, INC., not to any individual. The words “the Parties” refers to both TRIPLEPOINT CAPITAL LLC and AMYRIS BIOTECHNOLOGIES, INC. This Plain English Master Lease Agreement may be referred to as the “Agreement”.

The Parties agree to the following mutual agreements and conditions listed below:

1.	WHAT EQUIPMENT THE PARTIES AGREE TO LEASE

You agree to lease from Us and We agree to lease to You all of the Equipment that We approve at the rates, terms and conditions that are set forth in this Agreement and that are specifically referenced in the accompanying one- page Hardware and Software Facility Schedule(s).

“Equipment” will consist of all personal property (together with all parts, replacements, repairs, additions, accessions and accessories incorporated therein and/or affixed thereto, and all related operating manuals, maintenance records and similar information) leased pursuant to this Agreement and as listed on an outstanding Summary Schedule prepared pursuant to this Agreement. Without limiting the generality of the forgoing, Equipment may include present and future existing standard, third party off-the-shelf resalable equipment, as such term is defined in the UCC, consisting of personal computers, laptops, workstations, routers, switches, phone systems, fermenters (of any size), office equipment, electronic test equipment, manufacturing equipment, analytical equipment, lab equipment, non-customer production equipment, office furniture and other equipment that We approve in writing in Our sole reasonable discretion. For the avoidance of doubt, nothing herein shall confer on Us any interest in or title to any of Your Intellectual Property.

Equipment WILL NOT (unless otherwise noted in a Hardware and/or Software Facility Schedule) include rolling stock, custom or specialized equipment, installation costs, delivery costs, freight, leasehold improvements, special tooling and molds, software, handheld items (collectively “Soft Costs”), taxes and other fungible items.

2.	WHAT IS THE DIFFERENCE BETWEEN A MASTER LEASE AGREEMENT AND THE FACILITY SCHEDULES

This Agreement states legal terms and conditions that will govern ALL the lease transactions You may enter into with Us. You will not have to review and negotiate this Agreement again should The Parties execute additional lease transactions in the future.

A Hardware and/or Software Facility Schedule, in substantially the form as attached Exhibit A, is the document that the Parties will enter into each time a new lease transaction has been agreed to by the Parties. The respective Hardware and/or Software Facility Schedule will contain the specific financial terms of the specific lease transaction to which it applies (i.e. Commitment Amounts, Availability Periods, Lease Term, Lease Rate Factor, Interim Rent, Advance Rent, and so forth). The Hardware or Software Facility Schedule incorporates by reference, and is governed by, all of the terms and conditions of this Agreement. There may be multiple Hardware or Software Facility Schedule(s) associated with this Agreement, representing separate lease transactions, and there may be a separate Hardware and/or Software Facility Schedule(s) for one or more specific lease transactions. Each Hardware and/or Software Facility Schedule shall constitute a separate instrument of lease.

3. YOUR LEASE FACILITY COMMITMENT AMOUNT MAY BE DIVIDED INTO PARTS

The Commitment Amount and/or its corresponding parts (if any) will be noted on the respective Hardware or Software Facility Schedules (“Parts”). For purposes of this Agreement, references to the Commitment Amount shall mean the Part or Parts which are then available and in effect. Any terms or conditions associated with the availability of such Part are on the respective Hardware or Software Facility Schedule. As to any Part that is available “Upon Request and Additional Approval”, You are required to make a request to utilize that additional Part in writing to Us (the “Commitment Increase Request Notice”). After Our receipt of the Commitment Increase Request Notice, We will review the information available to Us and conduct any legal and business due diligence deemed necessary by Us in connection with Our attempt to obtain Our requisite credit approvals. Our agreement to consider providing the additional Part is not, and is not to be construed as, a commitment, offer, or agreement to provide such additional Part.

4. ORDERING EQUIPMENT

You may order Equipment from any vendor, manufacturer or third party of Your choice. You will select all of Your Equipment, prepare all purchase orders and will not rely on Us at all when selecting Your Equipment. We may offer services to assist You in ordering Equipment, including obtaining price quotes and, if satisfactory to You, procuring equipment at any time during the Availability Period through our Preferred Pricing, arranged through partnerships with leading equipment manufacturers and equipment value-added resalers. You are under no obligation to use these services. Not all of the Equipment that You order may be eligible for placement under the lease — only Equipment which meets the terms and conditions in this Agreement may be placed on the lease, as determined in Our sole reasonable discretion.

You are responsible for all ordering, delivery, and transportation expenses as well as in-transit insurance to Your premises and installation and set-up costs of the Equipment. These expenses are not covered under this Agreement.

5. PAVING FOR EQUIPMENT

At Your option, You can choose to pay for the Equipment and have Us reimburse You OR You can have Us pay the vendor, manufacturer, or other third party directly for the Equipment.

In either case, Our obligation to make payment is subject to the satisfaction of conditions set forth in this Agreement, including satisfaction of the following conditions:

ð	The Equipment meets the definition of Equipment and We approve it in Our sole reasonable discretion.

ð	You submit the invoice for the Equipment to Us during the Availability Period as listed on any Hardware or Software Facility Schedule(s).

ð	The price of the Equipment plus the aggregate amount of all the Equipment We have already placed on lease for You does not exceed the Commitment Amount currently available.

ð	The price of the Equipment does not include any additional expenses or costs that You are responsible for.

ð	You and/or the vendor, manufacturer, or other third party accepts Our payment methods and terms.

6. PROCEDURES TO FOLLOW WHEN WE PURCHASE THE EQUIPMENT DIRECTLY

Provided the conditions of Sections 5 and 8 are met and You elect to have Us purchase the Equipment directly for You, You agree to follow the procedures listed below to have Us pay the vendor, manufacturer, or other third party for the Equipment:

ð	You accept the Equipment (even though You may not have received or installed the Equipment).

ð	You will indicate Your acceptance of the Equipment by stamping and signing the invoice and faxing or mailing it to Us.

ð	You will submit serial numbers and inventory numbers (We will provide You with inventory tags) of the Equipment to Us.

It should be noted that by accepting the Equipment, You have specifically authorized Us to pay for it, and that You accept the risk and responsibility with the vendor or manufacturer should any problems arise after the Equipment is received. You agree that We shall not, by virtue of entering into this Agreement, be required or obligated to pay any vendor, manufacturer, or third party until You have indicated to Us that You have accepted the Equipment for purposes of lease under this Agreement.

For the avoidance of doubt, no such acceptance by You shall be deemed to be an acceptance of the Equipment under any manufacturing, purchase supply or other agreement from any Supplier.

Upon satisfaction of these conditions, We will then pay the vendor, manufacturer or third party 100% of the price of the actual Equipment. The price We pay the vendor, manufacturer or third party for the Equipment is what We will use to calculate the Rent you owe Us.

7. PROCEDURES TO FOLLOW WHEN YOU PURCHASE THE EQUIPMENT AND WE REIMBURSE YOU

Provided all of the conditions of Sections 5 and 8 are met and You elect to purchase the Equipment and have Us reimburse You, You agree to follow the procedures listed below in order to have Us reimburse You for new Equipment that You have already purchased:

ð	You fax or mail the invoice to Us.

ð	You submit proof that You have clear title and ownership of the Equipment.

ð	You submit an Excel spreadsheet listing invoice information and Our inventory tag numbers (We will provide You with the inventory tags) for all the Equipment.

ð	You sign a separate Plain English Purchase-Leaseback Agreement (the “Purchase-Leaseback Agreement”), in substantially the form as Exhibit B.

Upon satisfaction of these conditions, and receipt of the signed Plain English Purchase-Leaseback Agreement. We will then make payment to You based on the following:

Initial Purchase-Leaseback

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For Equipment purchased before the date of execution of the applicable Purchase-Lease Agreement, and submitted to Us within the first thirty (30) days of the Availability Period of the respective Hardware and or Software Facility Schedule: At the original net equipment cost less the pre-determined depreciation amount as provided in the chart below.

Equipment Age	Percentage of Original Cost We will Pay

0-90 days old	100%

91-150 days old	80%

151-180 days old	60%

over 180 days old	Case by Case basis

Additional Purchase-Leasebacks

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For Equipment purchased after the date of execution of the applicable Hardware or Software Facility Schedule, and submitted to Us within thirty (30) days of the invoice date: 100% of original net Equipment cost.

The price We pay You for the Equipment is what We will use to calculate the Rent you owe Us.

8. CONDITIONS FOR US TO LEASE ADDITIONAL EQUIPMENT

Our obligation to lease Equipment that You request under this Agreement is subject to satisfaction of each of the applicable conditions set forth in Sections 6, 7 and 25 and each of the following conditions:

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The representations and warranties in this Agreement, in the Warrant Agreement and any other Lease Documents shall be true, complete and correct in all material respects on and as of the date(s) We lease the Equipment to You with the same effect as though they were made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall remain true, complete and correct in all material respects as of such date; provided, however, that such materiality qualifiers shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

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You shall be in compliance with all the terns and provisions set forth in this Agreement and no Default or Event of Default shall have occurred and be continuing under this Agreement, any Hardware and/or Software Facility Schedule, or any Summary Schedule; or,

ð	You are not in default under any other agreement with Us or any other lessor or lender, the result of which would allow the lessor, lender or any secured party to demand immediate payment.

ð	No event or circumstance shall exist or have occurred that has had or could reasonably be expected to have a Material Adverse Effect.

ð	You shall submit to Us any other documents and other information that We may reasonably request and are necessary to implement the provisions and purposes of this Agreement.

9. WHEN THE LEASE BEGINS AND HOW YOU WILL KNOW WHAT IS ON THE LEASE

For Equipment that We paid for or will pay the manufacturer, vendor or other third party directly, the lease begins on the date(s) of Your written acceptance of that Equipment. You agree to provide Us with your acceptance date by hand writing such on the applicable invoice. For Equipment that You purchased and that We reimbursed You for, the lease begins on the date(s) that We made payment to You.

These date(s) will be known as the Lease Start Date(s). Subject to any agreement between Us with respect to any Advance Rent payments as referenced in any Hardware or Software Facility Schedule, beginning on the Lease Start Date(s) You are obligated to pay Rent for each item of Equipment for the term of the lease and are bound to the obligations associated with the lease as listed in this Agreement. Notwithstanding the forgoing, Your indemnity obligations under this Agreement begin immediately with Your execution hereof.

For each month during the Availability Period, We will prepare and send to You an associated Summary Schedule(s), in substantially the form as the attached Exhibit C. This Summary Schedule will list all of the Equipment that We approved, You accepted, and We paid for during that particular month and will reference and incorporate all of the terms and conditions of this Agreement. Each Summary Schedule will also contain the

Monthly Rent amount, Interim Rent amount, Use Tax amount, Equipment location, description, serial number(s), Our inventory tag number and the amount that We paid for the Equipment.

Each Summary Schedule(s) will represent a separate lease for the Equipment listed on it. The Lease Term (as indicated in the applicable Hardware or Software Facility Schedule) for all the Equipment on a Summary Schedule(s) will begin on the first day of the month following the Lease Start Dates for all the Equipment on that Summary Schedule. This date will be known as the Lease Commencement Date.

This means that while all of the Equipment purchased during a particular month on a Summary Schedule will have different Lease Start Dates during a particular month, they all will have the same Lease Commencement Date, which will be the first day of the next month.

During the Availability Period, if You have not accepted any Equipment or We have not paid for any Equipment during a particular month, there will be no Summary Schedule for that month.

10. HOW AND WHEN YOU PAY US RENT

Rent is payable in advance and due on the first day of each month (unless that date falls on a weekend or national holiday in which event such payment shall be due on the previous business day). Rent amounts are indicated on each Summary Schedule that We will send to You via electronic mail on or around the 25th of each month during the Availability Period; provided, however, Our failure to deliver such invoices shall not relieve You of your obligation to make such scheduled payment as and when due. The Monthly Rent amount is calculated by summing the costs or amounts We paid for all of the Equipment listed on the Summary Schedule and multiplying that aggregate amount by the Lease Rate Factor indicated on the applicable Hardware and/or Software Summary Schedule. On the first of each month We will email You a statement listing the Rent amounts for each Summary Schedule then in place. If the Lease Start Dates and Lease Commencement Dates for Equipment on a Summary Schedule are not the same, You will be obligated to also pay Us Rent for the period from the Lease Start Dates through, but not including, the Lease Commencement Date. This is called Interim Rent and it will be calculated for each piece of Equipment by multiplying the cost or amount We paid for that piece of Equipment by the Interim Rent Rate listed on the Hardware and/or Software Facility Schedule. Interim Rent will also be listed on each Summary Schedule.

Advance Rent shall be due on the date of purchase on any Purchase Leaseback Agreement and for all other leases on the Lease Commencement Date as listed on the applicable Summary Schedule.

Rent payments are due electronically by automatic debit through Automated Clearing House (ACH) payment on or before the first day of each month. You agree to fill out an Electronic Funds Transfer/Automatic Debit Authorization form that We provide.

If We do not receive any payments from You within two (2) business days after they are due You will pay a late charge on the overdue amount (which such late charge shall begin to accrue from the original due date). This late charge will be equal to the lesser of 5% of the amount due for each month not paid when due and until such time as payment is received or the maximum rate permitted by applicable law.

11. YOU CANNOT TERMINATE THE LEASE

You understand that Your obligation to pay Us is absolute and unconditional and is not subject to any reduction, set-off, abatement, interruption, deferment, recoupment, defense or counterclaim for any reason whatsoever except payment in full. You promise to pay Us and abide by Your obligations from the Lease Start Date all the way through until all such obligations have been paid and satisfied in full.

You understand that You cannot terminate a lease during its term. Only after the term has finished will You be able to terminate a lease, and only by giving Us at least ninety (90) days prior written notice. We can terminate a lease after the term has finished by giving You sixty (60) days prior written notice.

Notwithstanding the foregoing, with sixty (60) days prior notice to Us (such notice to occur prior to the last ninety (90) days in any Summary Schedule Lease Term), You may prepay all rental payments and terminate the Lease Agreement without any termination or prepayment penalty, and purchase the Equipment in accordance with the terms of section 16 (the “Early Termination”).

12. WE OWN THE EQUIPMENT

The Parties intend and agree that: (a) The lease constitutes a true “lease” and a “finance lease” as such terms are defined in UCC-2A and not a sale or retention of security interest and (b) You understand that You are not the owner of the Equipment and that You do not have title to it. You understand that You hold the Equipment subject to and subordinate to Our and any of Our assignees’ rights. Title to the Equipment shall at all times remain in Us. In order to secure the prompt payment of the rent and all of the other amounts from time to time outstanding with respect hereto and to each lease, and the performance and observance by You of all of the provisions hereof and thereof and of all of the other documents and instruments executed in connection with this Agreement, You hereby collaterally assign and grant to Us, a security interest in and lien on all of Your right, title and interest in and to all of the following: (1) (if contrary to the parties’ intentions a court determines that such lease is not a true “lease” under the UCC) the Equipment described in such Hardware and/or Software Facility Schedule and related Summary Schedules or otherwise covered thereby (including all inventory, fixtures or other property, related software (embedded therein or otherwise) and general intangibles, additions, attachments, accessories and accessions whether or not furnished by the supplier comprising the Equipment); (2) all subleases, chattel paper, accounts, security deposits, and general intangibles comprising the Equipment, and any and all substitutions, replacements or exchanges for any such item of Equipment or other collateral, in each such case in which You shall from time to time acquire an interest; and (3) any and all insurance and/or other proceeds of the Equipment. The collateral assignment, security interest and lien granted herein shall survive the termination, cancellation or expiration of each lease until such time as Your obligations (other than inchoate indemnity obligations) thereunder are fully and indefeasibly discharged.

Software and any licensed products will at all times remain the property of the owner of the software or licensed products. A license from the owner may be required and it is Your responsibility to obtain any required license before using any software or licensed products. You agree to treat software and licensed products as confidential information of the owner, to observe all copyright restrictions, and not to reproduce or sell them. You agree not to utilize any unlicensed or improperly licensed software on Our Equipment. You agree to cooperate with Us in obtaining any necessary transfer (or sublicense) of the any applicable software upon Our repossession and/or sale of the related Equipment.

13. SALES, USE, AND PROPERTY TAXES

Each Summary Schedule is a net lease, which means You will pay when due, or reimburse Us, for all taxes, fees or any other charges such as maintaining, repairing and insuring the Equipment in each case, to the extent required by this Agreement (together with any related interest or penalties not arising from Our negligence) accrued for or arising during the term of each lease against Us, You or the Equipment, but without prejudice to and subject to the limitations in to Section 15.

If You intend for Us to pay Your vendor directly, You must notify Your vendor that We are in the business of purchasing tangible personal property for resale and that the transaction is not subject to sales tax. We will then provide them with Our resale certificate, if necessary. We will provide you a copy of Our resale certificate after You sign this Agreement. You will then be subject to a use tax on the Rent amount for the entire term of the lease. Use tax amounts will be indicated on each Summary Schedule. Use tax amounts are payable in advance and are due on the first day of each month by the same payment methods as Rent payments. Use tax amounts are based upon the location of the Equipment and are determined by each state tax authority. These tax amounts may change every year, depending on the local tax code and the location of the Equipment. You understand that the use and property tax rates may change as a result of relocating the Equipment.

If You purchase Equipment directly from a vendor, pay sales tax, and submit the Equipment to Us for a sale-leaseback transaction, then You represent that You have paid all state sales tax due on the cost of that portion of the

Equipment to be installed in that state and agree to provide evidence of such payment, if specifically requested. As a result, We will not charge You for use tax on the Rent. You understand that this is an irrevocable election to measure the tax by the Equipment cost and cannot be changed except prior to installation of the Equipment.

You also agree that We have the right each year to estimate the yearly personal property taxes that will be due for the Equipment and that You will pay Us the estimated taxes when We request payment either electronically or by check. At the end of every year, We will reimburse You for any excess tax payment, or We will apply it to the next year’s estimate. You also agree to sign any document We provide which is necessary for the purpose of such filing, so long as the filing does not interfere with Your right to use the Equipment.

14. INSURANCE, RISK OF LOSS, AND DAMAGE TO THE EQUIPMENT

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You agree that upon delivery and until the Equipment is returned to Our facilities in the condition required by this Agreement, You relieve Us of responsibility for all risks of physical damage to or loss or destruction of the Equipment.

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You agree to keep the Equipment insured against loss until You have met all of Your obligations (other than inchoate indemnity obligations) under this lease. You agree to obtain, as of the date each Summary) Schedule begins, casualty insurance for each item of Equipment, from an insurance provider who is acceptable to Us.

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You agree to insure the Equipment for either (i) its full replacement value or (ii) the greater of the fair market value of the Equipment or the lump sum of the unpaid balance of the remaining Rent monthly payments under this lease plus ten percent (10%) of the Equipment’s original purchase price.

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You will ensure that the policy includes Us as the loss payee and additional insured and that We will be provided at least thirty (30) days prior written notice before cancellation. You will endeavor to give us notice of non-renewal, reduction in policy limits, or expiration. You will insure Our interests regardless of any breach or violation by You of any representation, warranty or condition contained in such policies and will be primary without right of contribution front any insurance effected by Us. You agree to provide Us with certificates or other evidence of insurance reasonably acceptable to Us promptly following the issuance of each Summary Schedule. In the event that You do not provide Us with proof of insurance within thirty (30) days of the starting date of a Summary Schedule. We will obtain this insurance on Your behalf and charge You for this insurance, plus a ten percent (10%) administrative surcharge.

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You will maintain the Equipment as required by the terms of this Agreement, unless such Equipment is either lost, totally destroyed or subject to condemnation proceedings. Within fifteen (15) days of the loss of the Equipment, You must provide written notice of that loss to Us. You will have the option to either: (a) replace the item of Equipment with the same or better model, type, manufacturer and configuration which shall be free and clear of all liens and encumbrances, or (b) pay Us in a lump sure the unpaid balance of the remaining monthly payments under the Lease and the percentage of the Equipment’s original purchase price as stated on the respective Hardware and/or Software Facility Schedule, discounted to present value at the rate of 5% per annum.

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If any insurance proceeds are paid as a result of any such loss or damage to the Equipment, You agree that such insurance proceeds shall be paid to Us (unless used to replace the equipment in accordance with Subsection (a) above) and We will apply it towards Your payment obligations under this lease.

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You agree to carry bodily injury and property damage liability insurance during the term of any Hardware and/or Software Facility Schedule and all Summary Schedules in an amount of not less than $1,000,000.00 combined single limit per occurrence, and against risks customarily insured against. Your insurance certificate shall state that We are an additional insured for commercial general liability.

15. YOU AGREE TO INDEMNIFY AND PROTECT US

GENERAL: You shall, but without prejudice to and subject to the limitations in the following paragraph, indemnify, defend and save Us, Our agents, employees, successors and assigns harmless from any and all liability, Claims, allegations, damages, or losses, except any liability for taxes on net income (any of the foregoing, a “Claim”), including reasonable counsel fees and other legal expenses, arising out of this Agreement, any lease hereunder and the Equipment, including without limitation, (a) the acquisition, rejection, ownership, selection, possession, leasing, operation (regardless of where, how and by whom operated), control, use, condition (including but not limited to latent and other defects, whether or not discoverable by You or any purchaser or other user of the Equipment) maintenance, delivery and return of the Equipment, (b) any claim in tort for negligence or strict liability, and any claim for patent, trademark or copyright infringement, or any environmental damage, or any criminal or terrorist act, (c) all matters relating to the waiver and disclaimer in Section 18 and (d) the return of the Equipment with any confidential or proprietary information left on the applicable hard drives. We are not responsible for any injuries, damages or losses to You, or any property, except to the extent of Our, Our agents, employees, successors and assigned, gross negligence or willful misconduct. We agree to give you prompt notice of any Claim or liability hereby indemnified against and You shall be entitled to control the defense thereof.

INCOME TAX: If (a) We, in computing Our taxable income or liability for tax, shall lose, or shall not have, or shall lose the right to claim or there shall be disallowed or recaptured for Federal and/or state income tax purposes, in whole or in part, the benefit of MACRS Deductions due solely to Your use of the Equipment (other than in the ordinary course or intended use) that alters the tax treatment of such Equipment; or (b) We shall become liable for additional tax as a result of You having added an attachment or made an alteration to the Equipment, including (without limitation) any such attachment or alteration which would increase the productivity or capability of the Equipment so as to violate the provisions of Rev. Proc. 2001-28, 2001-1 C.B. 1156 (as it may hereafter be modified or superseded): hereinafter referred to as a “Loss”; then You shall pay Us the Tax Indemnification Payment as additional rent. “MACRS Deductions” shall mean the deductions under Section 167 of the Internal Revenue Code of 1986, as now or hereafter amended (the “Code”), determined in accordance with the modified Accelerated Cost Recovery System with respect to the cost of any item of the Equipment using the accelerated method set forth in Section 168(b)(1) or 168(b)(2) of the Code as in effect on the date of the lease for property assigned to the 3-year class of property. For purposes hereof, “We”, “Us” and “Our” shall be deemed to include the consolidated Federal taxpayer group of which We are a member; and “Tax Indemnification Payment” shall mean such amount as, after consideration of (i) all taxes required to be paid by Us in respect of the receipt thereof under the laws of any governmental or taxing authority in the United States, and (ii) the amount of any interest or penalty (due solely to Your acts or omissions) which may be payable by Us in connection with the Loss, shall be required to cause Our after-tax net return (the “Net Return”) to be equal to, but no greater than, the Net Return computed consistently with current tax laws (and with the assumption that We are taxed at the highest marginal Federal and state tax rates) as of the date of the lease that would have been available to Us had the Loss not occurred. If we obtain any refund, rebate or other payment on account of any taxes paid by You pursuant hereto. We shall, to the extent we can identify such rebate, refund or payment as attributable to Your Equipment, promptly pay such amount to You.

The indemnities provided for under this Section 15 shall continue even after the term of this lease has expired.

16. YOUR END OF TERM OPTIONS

You May Extend the Term of the Lease

As long as a Default does not exist and You have provided to Us written notice no earlier than twelve (12) months and no later than [ninety (90) days] prior to the expiration of the term of a Summary Schedule, You will have the right to extend the term of such Summary Schedule for a period of one (1) year. In such event, the monthly Rent to be paid during this extended period shall be its then fair market rental value as shall be mutually agreed upon and if The Parties cannot mutually agree, then the Summary Schedule shall continue in full force and effect pursuant to the existing terms and conditions until terminated in accordance with its terms. The Summary Schedule will continue in effect following the extended period until terminated by either Party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the date of receipt.

You May Purchase the Equipment

Hardware - As long as a Default does not exist and You have provided to Us written notice no earlier than twelve (12) months and no later than [ninety (90) days] prior to the expiration of the term or the extended term of the applicable Summary Schedule (or in the case of Early Termination, You shall give notice in accordance with that provision), You will have the option at the expiration of the term to purchase all, but not less than all, of the Equipment listed in that schedule for a fair market value purchase price agreed upon by The Parties but not to exceed the percentage of original Equipment cost as listed on the applicable Hardware Facility Schedule and upon terms and conditions to be mutually agreed upon by The Parties following Your written notice, plus any taxes applicable at time of purchase.

Software — For each Software Facility Schedule(s), You agree that in addition to Your last monthly Rent payment You will remit to Us an amount equal to a percentage of the software’s original cost as indicated on the Software Facility Schedule, plus any applicable taxes.

You will pay the agreed upon purchase price to Us on the expiration date of the term or extended term. Title to the Equipment shall automatically pass to You, without representation or warranty by Us with respect to the status of title conveyed (except as to any Lien created by Us), upon payment in full of the purchase price but in no event earlier than the expiration of the fixed term or extended term, if applicable. If The Parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Summary Schedule with respect to this Equipment shall remain in full force and effect.

You May Return the Equipment

When each Summary Schedule terminates, either at the end of its term or otherwise, You may return the Equipment to Us. You agree to provide Us written notice of Your decision to return the Equipment no later than [ninety (90) days] prior to the expiration of the term of a Summary Schedule. You will follow Our reasonable instructions and at Your expense (including, transportation expenses and in-transit insurance), return the Equipment to Us in the condition required by the maintenance obligations under this Agreement, normal wear and tear excluded. You shall return the Equipment to Us at the address listed on the Hardware and/or Software Facility Schedule or at such other address within the continental United States as directed by Us, provided, however, that Your expense shall be limited to the cost of retuning the Equipment to that address listed on the Hardware and/or Software Facility Schedule.

17. TECHNOLOGY EXCHANGE OPTION

As long as a default does not exist, then on or after the expiration of the 12th month of any Plain English Summary Schedule, You shall have the option to replace any of the Equipment subject to such Plain English Summary Schedule with new technology equipment (“New Technology Equipment”) under the following guidelines:

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The Equipment being replaced with New Technology Equipment shall have a minimum aggregate original cost equal to or greater than 52,500 and be comprised of full configurations of equipment (i.e. keyboard, mouse, monitor, system unit, etc.).

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This Technology Exchange Option shall be limited to a maximum in the aggregate of fifty percent (50%) of the total original equipment cost funded under the respective lease and shall not apply to software or any soft costs financed, including but not limited to tenant improvements and custom equipment.

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The cost of the New Technology Equipment must be equal to or greater than the original equipment cost of the replaced equipment, but in no event shall exceed one hundred fifty percent (150%) of the original equipment cost.

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In connection with the Technology Exchange, the aggregate outstanding purchase price paid by its for the Equipment that would be in effect after the consummation of the Technology Exchange Option shall not exceed the original Commitment Amount set forth in the respective Hardware Facility Schedule.

ð	The remaining lease payments applicable to the Equipment being replaced by the New Technology Equipment will be discounted to present value at five percent (5%).

The wholesale market value of the Equipment being replaced will be established by Us based upon then current market conditions. Upon the return of the replaced Equipment, the wholesale price will be deducted from the present value of the remaining rentals and the differential will be added to the cost of the New Technology Equipment in calculating the new rental. The lease for the New Technology Equipment will contain terms and conditions substantially similar to those for the replaced equipment and will have a Lease Term not less than the balance of the remaining Lease Term for the replaced equipment, provided that any extension of the term shall require your consent.

18. WARRANTIES

WE ARE NOT A SELLER, SUPPLIER OR MANUFACTURER (AS SUCH TERMS ARE DEFINED OR USED IN THE UCC), OR DEALER, NOR A SELLER’S OR DEALER’S AGENT. THE EQUIPMENT IS LEASED HEREUNDER “AS IS”, AND WE HAVE NOT MADE, AND HEREBY DISCLAIM LIABILITY FOR, AND YOU HEREBY WAIVE ALL RIGHTS AGAINST US RELATING TO, ANY AND ALL WARRANTIES, REPRESENTATIONS OR OTHER OBLIGATIONS OF ANY KIND WITH RESPECT TO THE EQUIPMENT, EITHER EXPRESS OR IMPLIED, ARISING BY APPLICABLE LAW OR OTHERWISE, INCLUDING (i) MERCHANTABILITY OR FITNESS FOR PARTICULAR USE OR PURPOSE, (ii) COURSE OF DEALING OR USAGE OR TRADE OR (iii) COMPLIANCE WITH APPLICABLE LAW, TITLE OR FREEDOM FROM LIENS (OTHER THAN LIENS CREATED BY US), TRADEMARK, PATENT OR COPYRIGHT INFRINGEMENT, AND LATENT DEFECTS (WHETHER OR NOT DISCOVERABLE); it being agreed that all such risks, are to be borne by You; and Our agreement to enter into this Agreement is in reliance upon the freedom from and complete negation of liability or responsibility for the matters waived and disclaimed herein. You hereby waive any claim against Us for any indirect, incidental or consequential damages to or losses resulting from any matter whatsoever.

So long as no Event of Default has occurred and is continuing, We will not disturb Your quiet and peaceful possession, and use of the Equipment. In addition, so long as no Event of Default has occurred and is continuing, We hereby transfer to You any warranties made to Us by the manufacturer, vendor or supplier, with respect to the Equipment, during the term of Your Summary Schedule and We shall take all actions and execute all documents reasonably requested by You to effect such transfer and to confer upon You all benefits of such warranties.

We are not responsible for any liability, claim, loss, damage or expense of any kind (including strict liability in tort) caused by the Equipment except for any loss or damage caused by Our willful misconduct or grossly negligent acts. In no event are We responsible for special, incidental or consequential damages.

19. REPRESENTATIONS AND WARRANTIES FROM YOU

You represent and warrant that with respect to this Agreement, the Hardware and/or Software Facility Schedule(s), and the Summary Schedules that You execute that:

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No Other Liens. The Equipment is personal property and when subjected to Your Use will not be or become fixtures under applicable law. The Equipment is not subject to any Liens. No other Lien has been created by You or is known by You to exist with respect to any Equipment. You have not created and do not know of any other existing Liens that involve the Equipment, other than those created by Us.

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Due Organization. You are a corporation duly organized, legally existing and in good standing under the laws of the State of California with corporate organization number 2544865 and are duly qualified as a foreign corporation in all jurisdictions in which the nature of Your business or location of Your properties requires such qualifications and where the failure to be qualified would result in an event which individually or together with any other event, could reasonably be expected to have a Material Adverse Effect.

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Authorization, Validity and Enforceability. Your execution, delivery and performance of this Agreement, all financing statements, and all other Lease Documents (i) have been, or will when executed and delivered be, duly authorized by all necessary corporate action, and (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than the Liens created by this Agreement and the other related Lease Documents. The person or people executing this Agreement and other Lease Documents are, or when such documents are executed and delivered be, duly authorized to do so, and the Lease Documents and each term and provision thereof are Your legal, valid and binding obligations, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization or other similar laws generally affecting the enforcement of the rights of creditors and equitable principles (regardless of whether enforcement is sought in equity or at law).

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Litigation. There are no actions, suits or proceedings at law or in equity or by or before any governmental authority now pending or, to Your knowledge, threatened against You or any of Your business, property or rights (i) which involve any Lease Document or (ii) as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, could, individually or in the aggregate result in an event which individually or together with any other event, would have a Material Adverse Effect.

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Compliance with Applicable Laws. You are not in violation of any law, rule or regulation or in default with respect to any judgment, writ, injunction or decree of any governmental authority, where such violation or default could result in a Material Adverse Effect.

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Conflict. Neither this Agreement nor any other Lease Document violates any provisions of Your articles or certificate of incorporation, bylaws or any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which You are subject.

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Further Consent. The execution, delivery and performance of this Agreement and the other Lease Documents does not, or when such documents are executed and delivered will not, require the consent or approval of any other person, including any regulatory authority, or governmental body of the United States or any state or any political subdivision or the United States or any state.

ð	Material Adverse Effect. As of the Closing Date, no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred or is continuing:

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Other Defaults. You are not in default in any manner under any provision of any indenture or other agreement or instrument evidencing indebtedness, or any other material agreement or instrument to which You are a party or by which You or any of Your properties or assets are or may be bound, in each case where such default could result in an event which, individually or together with any other event, would have a Material Adverse Effect.

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Information Correct. No information, report, financial statement, exhibit or schedule furnished by or on behalf of You to Us in connection with the negotiation of any Lease Document at the time such statement was made contained any material misstatement of fact or omitted to state any material fact necessary to make the statements, in the light of circumstances under which they were, not misleading; it being understood by Us that projections and forecasts provided by You that have been prepared in good faith and that are based on reasonable assumptions, are not to be viewed as facts, and that actual results during the periods covered by such projections and forecasts may differ from the projected and forecasted results.

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Filing of Taxes. You have filed all required federal, state and local tax returns. Subject to Section 20, Paragraph “Taxes”, You have fully paid or You have reserved for and are contesting in good faith all taxes or installments (including any interest or penalties). You have fully paid or reserved for and are contesting in good faith all tax assessments that You have received for the 3 years preceding the Closing Date.

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ERISA Compliance. You have met the minimum finding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Your failure to comply with ERISA that is reasonably likely to result in Your incurring any liability that could reasonably be expected to have a Material Adverse Effect.

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Hazardous Waste. None of Your properties or assets has ever been used by You or, to Your knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to Your knowledge, none of Your properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute: no Lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by You; and You have not received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by You resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment.

ð	Your Information. Your present name, former names (if any), locations, and other information are correctly stated on the attached Exhibit D.

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Operation of Business. To the best of Your knowledge, You own, possess, have access to, or can become licensed on reasonable terms under all patents, patent applications, trademarks, trade names, inventions, franchises, licenses, permits, computer software and copyrights necessary for the operation of Your business as now conducted, with no known infringement of, or conflict with, the rights of others. You have taken commercially reasonable measures to avoid liability from infringement by third parties using your facilities; in particular You have complied with the requirements of the Digital Millennium Copyright Act for notice and takedown.

20. YOUR COVENANTS TO US

You covenant to the following:

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Legal Existence and Qualification. You will maintain Your, and each of Your subsidiaries’, legal existence and good standing in Your and their respective jurisdictions of formation or organization, and maintain qualifications to do business in all jurisdictions in which the nature of Your business or location of Your properties require such qualifications and where the failure to be qualified would result in an event which, individually or together with any other event, would have a Material Adverse Effect.

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Compliance with Laws. You will comply with all laws (including, without limitation, environmental laws) rules, regulations applicable to, and all orders and directives of any governmental or regulatory authority having jurisdiction over, You or Your business, and with all material agreements to which You are a party, except where the failure to so comply would not have a Material Adverse Effect. You shall not become an “investment company” or controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of Your important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any loan for such purpose. You shall not fail to meet the minimum funding requirements of ERISA, permit a reportable event or prohibited transaction, as defined in ERISA, to occur, or fail to comply with the Federal Fair Labor Standards Act, except where the failure to so comply would not have a Material Adverse Effect You shall (1) ensure that no person who owns a controlling interest in or otherwise controls You is or shall be (A) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation, or (B) a person designated under Sections 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (2) remain in compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

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Mergers. You will notify Us of any proposed Merger Event at least twenty (20) days prior to the closing date, and You will provide all information, documents, and schedules that We reasonably request in connection with any such proposed event (collectively, the “Event Notice & Documents”). Upon Our receipt of the Event Notice & Documents We may choose, in Our sole discretion, either to: (i) allow this Agreement, all relevant Lease

Documents to continue subject to the requirements below, or (ii) terminate the Lease Documents. We will let You know Our decision within ten (10) days of receiving the Event Notice & Documents. In the event We do not provide You with Our decision within ten (10) days, the Lease Documents will be considered terminated effective as of the close of the Merger Event. If the Lease Documents are terminated, then You will pay Us all the remaining rent for the balance of the term(s) of all Summary Schedules discounted to present value at five percent (5%), and at Your option return or purchase the Equipment in accordance with the terms of Section 16.

If We do not elect to terminate the Lease Documents, then (a) You, and any surviving or successor entity (collectively the “Surviving Entity”) will execute all agreements as provided by Us, including without limitation an agreement containing an assumption by the Surviving Entity of the due and punctual payment and performance of all of Your obligations and performance and observance of each of Your covenants and agreements under the Lease Documents, and (b) any person or entity that directly or indirectly owns or controls more than 50% of the voting stock of the Surviving Entity will execute and unconditional guaranty of the Lease Documents.

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Acquisitions. You will not acquire all or substantially all of the capital stock or property of another Person (the “Target”), without Our prior written consent provided, that one of Your subsidiaries may merge or consolidate into another of Your subsidiaries or into You. Notwithstanding the foregoing, You may acquire a Target subject to the satisfaction of each of the following conditions (such acquisition of a Target being a “Permitted Acquisition”):

a)	We shall receive al least 20 days prior written notice of such proposed Permitted Acquisition, which notice shall include a reasonably detailed description thereof; and

b)	such Permitted Acquisition does not result in a right by any Person, whether or not exercised, to accelerate the maturity of any of Your Indebtedness; and

c)	such Permitted Acquisition shall be consensual and shall have received any approval required by Target’s governing documents; and

d)

the consideration paid by You consists solely of (1) Your capital stock or (2) the aggregate consideration paid by You (including all transaction costs, liabilities, Indebtedness and contingent obligations incurred or assumed by You in connection therewith) does not exceed $5,000,000 in the aggregate during any calendar year period following the Closing Date ; and

e)	no other lender to You has a consent right and has not provided consent; and

f)	immediately before and after giving effect to such Permitted Acquisition, no Default or Event of Default shall have occurred and be continuing; and

g)

the prospects of payment and collection of the Obligations by Us and the ownership, perfection and priority of Our Liens in the Equipment, in Our sole, reasonable discretion, shall not be materially impaired; and

h)

on or prior to the date of such Permitted Acquisition, We shall have received copies of the acquisition agreement and related agreements and instruments, and all opinions, certificates, lien search results and other documents reasonably requested by Us.

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Additional Documents and Assurances. You will from time to time obtain any instruments or documents as We may reasonably request, and take all further action that may be reasonably necessary to give effect to the provisions and purpose of this Agreement or any other Lease Document. In addition, You authorize Us to file at any time precautionary financing statements, continuation statements, and amendments thereto that (i) either specifically describe the Equipment, and (ii) contain any other information required by the UCC for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether, You are an organization, the type of organization and any organizational identification number issued to You, if applicable. You hereby appoint Us as Your lawful attorney-in-fact to sign Your name on any documents necessary to perfect or continue the perfection of any precautionary Lien regardless of whether an Event of Default has occurred. Our foregoing appointment as Your attorney in fact, and all of Our rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Our obligation to lease additional Equipment terminates.

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Protection of Our Ownership. You will, at Your expense, protect and defend Our title to the Equipment against any Person attempting to claim ownership of the Equipment by asserting a claim against You or through You. You shall at all times keep the Equipment free and clear from any legal process or Liens whatsoever (except for Liens caused by Us) and shall give Us immediate written notice of any legal process affecting the Equipment. You will indemnify and hold Us and Our assignees harmless from and against any loss caused by Your failure to do so, except where such loss is caused by Us.

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Dispositions, Liens and Encumbrances. You will not transfer, sell, assign, grant a security interest in, hypothecate, permit or suffer to exist any Lien, or otherwise transfer any interest in or encumber any portion of the Equipment.

ð	Indebtedness. You will not incur any Indebtedness without the prior written consent of Us other than Indebtedness evidenced by this Agreement and Permitted Indebtedness.

ð	Financial Statements. You will provide monthly and yearly financial statements in accordance with Section 25 of this Agreement.

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Dividends and Distributions. You will not, without Our prior written consent, declare or pay any cash dividend or make a distribution on, or repurchase or redeem, any class of stock, other than pursuant to repurchase plans upon an employee director, officer or consultant’s death or termination of employment and other than dividends and distributions paid solely in Your capital stock.

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Audits and Inspections. Upon Our request, You will, during normal business hours, make the Equipment, and books and records concerning the Equipment (including software used in Your business) available to Us for inspection at the place where it is located and shall make Your log and maintenance records pertaining to the Equipment available to Us for inspection. You will take all action necessary to correctly and completely, maintain in all material respects such books, records, logs, and maintenance records. If there is Equipment that is located off-site or at another location. You will obtain access for Us to those locations. You authorize Us to insert serial numbers or other inventory data physically on the Equipment. You will mark the Equipment with tags We provide to You in order to indicate Our ownership of the Equipment. You will keep all Equipment free from any other marking or tags that might be interpreted as a claim of ownership.

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Taxes. You will pay when due all taxes fees or other charges of any nature whatsoever (together with any related interest or penalties) imposed or assessed against You, Us or the Equipment or upon Your ownership, possession, use, operation or disposition thereof or upon Your rents, receipts or earnings arising therefrom (excluding taxes imposed on Us based on Our net income) but without prejudice to and subject to the limitations in Section 15. Subject to Section 13, You shall file on or before the due date all federal, state and local tax returns including personal property tax returns in respect to the Equipment. Notwithstanding the foregoing, You may contest, in good faith and by appropriate proceedings, taxes for which You maintain adequate reserves in accordance with GAAP.

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Intellectual Property. You will: (a) use commercially reasonable efforts to protect, defend and maintain the validity and enforceability of Your Intellectual Property to the extent material to Your business: (b) promptly advise Us in writing of material infringements of Your Intellectual Property: and (c) not allow any Intellectual Property material to Your business to be abandoned, forfeited or dedicated to the public without Our written consent.

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Collateral Locations; Name Changes. You will not relocate Your chief executive office or Your principal place of business or any item of the Equipment unless: (i) You have given Us no less than thirty (30) days prior written notice, (ii) such relocation shall be within the continental United Slates: and (iii) all additional costs (including any administrative fees, additional taxes and insurance coverage) are reconciled and promptly paid by You. In addition, You will obtain and maintain such acknowledgments, consents, waivers and agreements from: (i) the owner, Lien holder, mortgagee and landlord with respect to any real property on which Equipment is located and (ii) from any Person in possession of Equipment, as We may require, all in form and substance reasonably satisfactory to Us. Without limiting the foregoing, where the Collateral is covered by a negotiable document (such as a warehouse receipt), You shall deliver to Us possession of such document.

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Care, Use, and Maintenance of the Equipment. You will install and maintain the Equipment in good working condition (taking into consideration ordinary wear and tear) and make all necessary and proper repairs, renewals and replacements in accordance with prudent industry standards. You will, in accordance with prudent industry standards, protect the Equipment from damage and any other kind of loss while You have the Equipment or while it is being delivered to You. Except as provided in Section 14, even if the Equipment is damaged or lost, You will continue to pay the Monthly Rent amounts. You will only use the Equipment for business purposes and in compliance with all applicable laws. The Equipment will not be used by an entity exempt from federal income tax. You will not make any material alterations to the Equipment without Our prior written consent (which We will not unreasonably withhold) nor will You permanently attach the Equipment to any real estate If any Equipment requires maintenance contracts with the manufacturer of the Equipment, You will maintain one with the manufacturer or another party reasonably acceptable to Us and will provide Us a copy of the maintenance contract.

ð	Change of Jurisdiction. You will not change Your state of organization unless You give Us no less than thirty (30) days prior written notice prior to changing Your state of organization.

21. WHAT IS AN EVENT OF DEFAULT

The occurrence and continuation of any one or more of the following events shall constitute an “Event of Default” under this Agreement and the related Lease Documents:

ð	Payment. You do not pay any Rent payments, fees, costs or other Obligations under this Agreement, or any of the other related Lease Documents within three (3) days of when such payment is due; or

ð	Insurance. You do not maintain the insurance required by this Agreement;

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Covenant. You fail to perform any covenant or Obligations under this Agreement, or any of the other related Lease Documents, and You fail to cure such breach (to the extent that such breach is capable of being cured) within twenty (20) days after the earlier of (i) We give You written notice or (ii) Your actual knowledge of such default; or

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Misrepresentations. You or any Person acting for You makes any representation, warranty, or other statement now or later in this Agreement, any Lease Document or in any writing delivered to Us to induce Us to enter this Agreement, or any other Lease Document, and such representation, warranty, or other statement is incorrect in any material respect when made, provided, however, that such materiality qualifier shall not be applicable to any representation, warranty or statement that already is qualified or modified by materiality in the text thereof; or

ð Bankruptcy; Attachment; Other.

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You (i) assign Your assets for the benefit of Your creditors, (ii) become unable to pay Your debts as they become due, or You become unable to pay or perform Your obligations under the Lease Documents, (iii) file a voluntary petition in bankruptcy, (iv) file any petition, answer, or document seeking for Yourself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertinent to such circumstances, (v) seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Yours or of all or any substantial part of Your assets or property, (vi) cease operation of

Your business as Your business has normally been conducted, or terminate substantially all of Your employees, or (vii) You or Your directors or majority shareholders shall take any action initiating any of the foregoing actions described in this paragraph; or

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Either (i) forty-five (45) days shall have expired after the commencement of an involuntary action against You seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation without such action being dismissed or all orders or proceedings there under affecting Your operations or the business being stayed; or (ii) a stay of any such order or proceeding shall thereafter be set aside and the action setting it aside shall not be timely appealed; or (iii) You shall file any answer admitting or not contesting the material allegations of a petition filed against You in any such proceedings; or (iv) the court in which such proceedings are pending shall enter a decree or order granting the relief sought in any such proceedings; or

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Forty-five (45) days shall have expired after the appointment, without Your consent or acquiescence, of any trustee, receiver or liquidator of Yours or of all or any substantial part of Your properties without such appointment being vacated; or

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Agreements with Us. The occurrence of any default under any other Lease Document, or any other agreement between You and Us (other than any default embodied in or covered by any clause of this Section 21) and such default continues for more than thirty (30) days after the earlier or (i) We have given notice of such default to You, or (ii) You have actual knowledge of such default; or

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Other Agreements. The occurrence of any default (other than any default embodied in or covered by any other clause of this Section 21) under any lease, loan, or other agreement or obligation of Yours involving any indebtedness for borrowed money which aggregates more than $200,000 which permits the acceleration, or which default would have a Material Adverse Effect; or

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Judgments. The entry of any judgment or arbitration award against You (i) involving an award in excess of $200,000 that is not covered by insurance by a solvent insurance carrier that has confirmed coverage in writing or (ii) in which You are enjoined, restrained or in any way prevented from conducting all or any material part of Your business or affairs.

22. WHAT HAPPENS UPON AN EVENT OF DEFAULT

If an Event of Default has occurred and is continuing, We can at Our option, and without notice to You exercise any one or more of the following remedies: (a) proceed to enforce performance of the applicable covenants and terms of this Agreement or to recover damages for the breach thereof; (b) stop delivery of, or require You to assemble and return (in the condition and manner required by this Agreement) or make available for repossession by Us, any or all items of Equipment; (c) use Your premises for storage without liability; (d) sell, lease or otherwise dispose of any items of Equipment with or without notice at one or more public or private dispositions (ten (10) days advance notice shall be sufficient for all purposes); (e) regardless of whether We have recovered the Equipment, or if so recovered, have elected to retain any or all of the Equipment, or dispose of the Equipment by sale, lease or otherwise, recover as liquidated damages for the loss of a bargain due to Your default and not as a penalty (1) the rent due on that date plus (2) all unpaid rental as may be allocated to such item for the balance of the Lease Term (including any renewals or extension thereof, if applicable), discounted to present value at the rate of 5% per annum, plus (3) the residual value of such item of Equipment expected at the end of the Lease Term (as determined by Us in Our sole reasonable discretion), plus (4) all fees, costs and other amounts due and payable hereunder with respect thereto: and upon an Event of Default, all of the foregoing amounts shall become immediately due and payable to Us, to the extent permitted by UCC-2A, any other provision of the UCC or other applicable law and taking into account all applicable discounting (at the rate of 5% per annum) and credits (You will in all cases being liable for liable for any deficiencies) required thereby and upon satisfaction in full of all these obligations title to the Equipment, that has not otherwise been sold pursuant to this Section, shall automatically pass to You, without representation or warranty by Us; (f) recover from You all reasonable costs and expenses, including without limitation any incidental expenses and legal fees and expenses incurred by Us as a result of Your default hereunder, less any credits due You pursuant to applicable law; and (g) with or without notice to You, cancel this Lease without prejudice to Our rights in respect of obligations then accrued and remaining unsatisfied. In addition to, and not in limitation of, the foregoing, We may also avail Ourselves of any other remedy or remedies provided for by any statute or otherwise available at law, in equity (including specific performance), or in bankruptcy or insolvency proceedings, including, without limitation, under UCC-2A, or any other provision of the UCC, You hereby waive notice of, or hearing with respect to, Our retaking the Equipment. All remedies of Us hereunder are cumulative and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Us to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Agreement.

In addition to the power of attorney granted in Section 20, effective only upon the occurrence and during the continuance of an Event of Default and solely for the purpose of exercising Our remedies hereunder, You hereby irrevocably appoint Us (and any of Our designated officers, agents, attorneys or employees) as Your true and lawful attorney to (a) dispose of any Equipment; and (b) make, settle, and adjust all claims under and decisions with respect to Your policies of insurance as they relate to the Equipment. Our appointment as Your attorney in fact, and each and every one of Our rights and powers, being coupled with an interest, is irrevocable until all of the Obligations (other than inchoate indemnity obligations) have been fully repaid and performed and Our obligation to lease Equipment hereunder is terminated.

23. WHAT HAPPENS IF THERE IS AN EVENT OF DEFAULT AND YOU RETURN OUR EQUIPMENT OR WE REPOSSESS OUR EQUIPMENT

If an Event of Default has occurred pursuant to Section 21 and We require You to return Our Equipment, or We repossess Our Equipment, We will Use Our best efforts in accordance with Our normal business procedures to reduce Your damages to Us by selling, leasing, or otherwise disposing of all or any part of the Equipment at a public or private sale for cash or credit.

If We are able to sell or dispose of the Equipment for cash then We will subtract from this amount what the fair market value of the Equipment would have been at the expiration of the term of the lease and any default related costs and fees. Fair market value shall be defined as the amount that would be obtainable in an arms-length transaction between an informed and willing buyer and an informed and willing seller under no compulsion to buy. If there is left over cash, these proceeds will be applied against damages and any other sums due to Us from You.

If We lease the Equipment, We will take the present value (discounted at the rate of the new lease) of the rent for a term not to exceed Your original term of the lease and subtract default related costs and fees. If there is any remaining value, it will be applied against damages and any other sums due to Us from You.

However, You are still liable to Us for, and We may still recover from You, the amount by which these proceeds are less than the damages and other sums due to Us.

EXCEPT AS SET FORTH IN THIS SECTION, YOU WAIVE ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY REQUIRE US TO MITIGATE OUR DAMAGES OR MODIFY ANY OF OUR RIGHTS OR REMEDIES STATED HEREIN.

24. [INTENTIONALLY REMOVED]

This section intentionally removed.

25. DOCUMENTS YOU WILL PROVIDE US

Secretary’s Certificate. Upon execution of this Plain English Master Lease Agreement, You will provide Us with a secretary’s certificate of incumbency and authority. This document identifies and authorizes individuals to execute binding documents on Your behalf.

Landlord/Mortgagee Waiver. You agree to provide Us with a Landlord/Mortgagee Waiver with respect to the Equipment so that Your landlord or mortgagee does not restrict Our access to Our Equipment or claim any interest in Our Equipment. Such waiver shall be in a form reasonably satisfactory to Us.

Financial Statements. Within thirty (30) days after the end of each month, You will provide to Us a monthly unaudited income statement; balance sheet and statement of cash flows prepared in accordance with generally accepted accounting principles (except for the absence of notes and year end adjustments). Within one hundred and eighty (180) days of every fiscal year end, You will provide Us audited financial statements accompanied by an audit report and opinion of the independent certified public accountants. You will provide Us any additional information (including, but not limited to, tax returns, income statements, balance sheets and names of principal creditors) as We reasonably believe are necessary to evaluate Your continuing ability to meet financial obligations under this Agreement. These statements should be emailed to Us at financials@tpcp.com, or upon Our prior approval, facsimiled or mailed to Us at the address listed on the Hardware and/or Software Facility Schedule.

Certificate of Compliance. On an annual basis We will provided You with a Certificate of Compliance, attached as Exhibit E and a list of all Equipment subject to this Agreement and the Lease Documents. Upon receipt You will have thirty (30) days to provide Us with the completed Certificate of Compliance.

26. OTHER LEGAL PROVISIONS YOU WILL ABIDE BY

Entire Agreement. This Agreement, the associated Hardware and/or Software Facility Schedule(s), and the associated Summary Schedules supersede all other oral or written agreements or understandings between The Parties concerning the Equipment including, for example, purchase orders. ANY AMENDMENT OF THESE AGREEMENTS MAY ONLY BE ACCOMPLISHED THROUGH A DOCUMENT WITH SIGNATURES FROM THE PARTIES.

No Waiver. No action taken by You or Us will be deemed to constitute a waiver of compliance with any representation, warranty or covenant contained in this Agreement, Hardware and/or Software Facility Schedule or Summary Schedule. The waiver by Us of a breach of any provision this Agreement or the Lease Documents will not operate or be construed as a waiver of any subsequent breach.

Successors and Assigns. The provisions of this Agreement and the other Lease Documents shall inure to the benefit of and be binding on You and Your permitted assigns (if any). You shall not assign Your obligations under this Agreement, the Hardware or Software Facility Schedules, Summary Schedules or any of the other Lease Documents without Our express prior written consent, and any such attempted assignment shall be void and of no effect, You shall not sublease the Equipment without our prior written consent. You acknowledge and understand that We may sell and assign all or part of Our interest hereunder and all other related Lease Documents to any person or entity to be known as assignee. After such assignment the term “We” “Us” and “Our” as used in the Lease Documents will mean and include such assignee, and such assignee will be vested with all Our rights, powers and remedies hereunder and shall have Our duties with respect to the interest that You have granted Us; but with respect to any such interest not so transferred. We shall retain all rights, powers and remedies. No such assignment will relieve You of any of Your obligations. You will, if requested to do so, acknowledge such assignment in a writing. YOU WILL NOT ASSERT, AS AGAINST OUR ASSIGNEE, ANY DEFENSE, SETOFF, RECOUPMENT, CLAIM OR COUNTERCLAIM, WHETHER ARISING UNDER THIS AGREEMENT OR OTHERWISE.

Survival of Obligations. The obligations, representations and warranties contained in this Agreement and any Lease Documents are for the benefit of the Parties and survive the execution and delivery of this Agreement (provided that this Section shall not be deemed to make any such obligations, representations or warranties extend beyond the time provided for in this Agreement). The indemnification contained in this Agreement, or any other Lease Documents are for the benefit of the Parties and survive the execution, delivery, expiration or termination of this Agreement.

Notices. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of (1) actual receipt or (2) three (3) days after mailing if mailed postage prepaid by regular or airmail to Us or You, at the address set out in any Hardware and/or Software Facility Schedule, (3) one

(1) day after it is sent by courier or (4) on the same day as sent via facsimile transmission, with delivery, confirmation and provided that the original is sent by personal delivery or mail by the sending party.

Applicable Law. THIS AGREEMENT HAS BEEN, AND EACH HARDWARE AND/OR SOFTWARE FACILITY SCHEDULE AND SUMMARY SCHEDULE WILL HAVE BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF CALIFORNIA AND WILL BE GOVERNED AND CONSTRUED FOR ALL PURPOSES IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS. NO RIGHTS OR REMEDIES REFERRED TO IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE WILL BE CONFERRED ON YOU UNLESS EXPRESSLY GRANTED IN THIS AGREEMENT, HARDWARE AND/OR SOFTWARE FACILITY SCHEDULE(S) AGREEMENT OR SUMMARY SCHEDULE.

Consent To Jurisdiction And Venue. All judicial proceedings arising in or under or related to this Agreement may be brought in any state or federal court of competent jurisdiction located in the State of California. By execution and delivery of this agreement, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in San Mateo County, State of California: (b) waives any objection as to jurisdiction or venue in San Mateo County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Service of process on any party hereto in any action arising out of or relating to this agreement shall be effective if given in accordance with the requirements for notice set forth in this Section, and shall be deemed effective and received as set forth therein. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

Mutual Waiver Of Jury Trial; Judicial Reference. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and The Parties wish applicable state and federal laws to apply (rather than arbitration rules), The Parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF THE PARTIES SPECIFICALLY WAIVES ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT (COLLECTIVELY, “CLAIMS”) ASSERTED BY YOU AGAINST US OR OUR ASSIGNEE OR BY US OR OUR ASSIGNEE AGAINST YOU. IN THE EVENT THAT THE FOREGOING JURY TRIAL WAIVER IS NOT ENFORCEABLE, ALL CLAIMS, INCLUDING ANY AND ALL QUESTIONS OF LAW OR FACT RELATING THERETO, SHALL, AT THE WRITTEN REQUEST OF ANY PARTY, BE DETERMINED BY JUDICIAL REFERENCE PURSUANT TO THE CALIFORNIA CODE OF CIVIL PROCEDURE (“REFERENCE”). THE PARTIES SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE. IN THE EVENT THAT THE PARTIES CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. THE REFEREE SHALL REPORT A STATEMENT OF DECISION TO THE COURT. NOTHING IN THIS SECTION SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE LAWFUL SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL OR OBTAIN PROVISIONAL REMEDIES. THE PARTIES SHALL BEAR THE FEES AND EXPENSES OF THE REFEREE EQUALLY UNLESS THE REFEREE ORDERS OTHERWISE. THE REFEREE SHALL ALSO DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION, AND ENFORCEABILITY OF THIS SECTION. THE PARTIES ACKNOWLEDGE THAT THE CLAIMS WILL NOT BE ADJUDICATED BY A JURY. This waiver extends to all such Claims, including Claims that involve Persons other than You and Us; Claims that arise out of or are in any way connected to the relationship between You and Us; and any Claims for damages, breach of contract, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement.

Professional Fees. Your promise to pay any and all reasonable professional fees and expenses incurred by Us after the execution of this Agreement in connection with or related to: the Obligations, the administration, collection, or enforcement of the Obligations; amendment or modification of the Lease Documents; any waiver, consent, release, or termination under the Lease Documents; the protection, preservation, sale, lease, liquidation, disposition of or other action related to the Equipment or the exercise of remedies with respect to the Equipment; or any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to You or the Equipment, and any appeal or review thereof; and any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to You, the Equipment, the Lease Documents, including representing Us in any adversary proceeding or contested matter commenced or continued by or on behalf of Your estate, and any appeal or review thereof. Our professional fees and expenses shall include the reasonable fees or expenses for Our attorneys, accountants, auctioneers, liquidators, appraisers, investment advisors, environmental and management consultants, or experts engaged by Us in connection with the foregoing. Your promise to pay all of Our reasonable professional fees and expenses is part of the Obligations under this Agreement.

Severability. If any one or more of the provisions of this Agreement, any Hardware and/or Software Facility Schedule, or any Summary Schedule is for any reason held invalid, illegal or unenforceable, the remaining provisions of this Agreement, any such Hardware and/or Software Facility Schedule, and any such Summary Schedule will be unimpaired, and the invalid, illegal or unenforceable provision replaced by a mutually acceptable valid, legal and enforceable provision that is closest to the original intention of The Parties.

Counterparts. This Agreement, any Hardware and/or Software Facility Schedule, and any Summary Schedule may be executed in any number of counterparts, each of which will be considered an original, but all such counterparts together constitute one and the same instrument.

Facsimile Signatures. This Agreement, any Hardware and/or Software Facility Schedule, and any Summary Schedule may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

Confidentiality. All information (other than any such information contained in periodic reports filed by You with the Securities and Exchange Commission) disclosed by You to Us shall be considered confidential for purposes of this Agreement. In handling any confidential information. We will exercise the same degree of care that We exercise for Our own proprietary information and at least reasonable care, but disclosure of information may be made (i) to Our subsidiaries or affiliates in connection with their business with You provided that they agree to assume and abide by the provisions hereof, (ii) to prospective transferees or purchasers of any interest in the loans (provided, however, such prospective transferee agrees to of the terms of this provision and any purchaser, shall be agreeing to assume the obligations hereunder shall therefore agree to abide by the provisions hereof, including, without limitation, the provisions of this Section), (iii) as We deem necessary or appropriate to any bank, financial institution or other similar entity with a need to know such information, provided, however, that such bank, financial institution or other similar entity agrees in writing to maintain the confidentiality of such information, (iv) to S&P, Moody’s, Fitch and/or other ratings agency, as We deem necessary in connection with rating Us, provided, however, that the confidentiality provisions in this Agreement shall apply, (v) as required by law, regulation, subpoena, or other order, provided We shall use Our best efforts to first give You notice of ay such required disclosure so as to permit You to seek to obtain protective orders (vi) as required in connection with Our examination or audit (provided that confidentiality provisions in this agreement shall apply) and (vii) as We consider appropriate for the exercise of remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain when disclosed to Us, or becomes part of the public domain after disclosure to Us; or (b) is disclosed to Us by a third party, if we do not know that the third party is prohibited from disclosing the information. Notwithstanding the above, You hereby consent to the use by Us of Your company name and logo for advertising, promotional and marketing purposes only. Such use may reference the type of credit facility but will not indicate the amount or financial terms of the credit facility without Your prior written approval.

27. DEFINITIONS

Capitalized terms used in this Agreement shall have the following meanings:

“Advance Rent” has the meaning given to it in Section 10.

“Closing Date” means March 14, 2008.

“Commitment Increase Request Notice” has the meaning given to it in Section 3.

“Default” means any event that, with the passage of time or notice or both would, unless cured or waived, become an Event of Default.

“Equipment” has the meaning given to it in Section 1.

“Event of Default” has the meaning given to it in Section 21.

“GAAP” means United States generally accepted accounting principles, consistently applied, as in effect from time to time.

“Indebtedness” means, of any Person, at any date, without duplication and without regard to whether matured or unmatured, absolute or contingent: (i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of property or services; (iv) all obligations of such Person as lessee under capital leases; (v) all obligations of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance, or similar instrument, whether drawn or undrawn; (vi) all obligations of such Person to purchase securities which arise out of or in connection with the sale of the same or substantially similar securities; (vii) all obligations of such Person to purchase, redeem, exchange, convert or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, except to the extent that such obligations remain performable solely at the option of such Person; (viii) all obligations to repurchase assets previously sold (including any obligation to repurchase any accounts or chattel paper under any factoring, receivables purchase, or similar arrangement); (ix) obligations of such Person under interest rate swap, cap, collar or similar hedging arrangements; and (x) all obligations of others of any type described in clause (i) through clause (ix) above guaranteed by such Person.

“Lease Commencement Date” has the meaning given to it in Section 9.

“Lease Start Date” has the meaning given to it in Section 9.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily inclined or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

“Lease Documents” means this Agreement, any Hardware and/or Software Facility Schedules, Summary Schedules, all UCC Financing Statements, and any other documents executed in connection with the Obligations or the transactions contemplated hereby, including those documents described on the Schedule of Documents, as the same may from time to time be amended, modified, supplemented or restated; provided that the Lease Documents shall not include the Warrant Agreement or any equity related agreements between us.

“Material Adverse Effect” means a material adverse effect on (i) Your business, operations, properties, assets or condition (financial or otherwise), (ii) Your ability to perform Your obligations in accordance with the terms of this Agreement, the related Summary Schedules or the related Hardware and/or Software Facility Schedule or Our ability (other than as a result of Our action or inaction) to enforce any of Our rights and remedies with respect to Your obligations in accordance with the terms of this Agreement, the related Summary Schedules or the related Hardware and/or Software Facility Schedule, or (iii) the Equipment.

“Merger Event” means (i) any reorganization, consolidation or merger (or similar transaction or series of transactions) by You or any of Your subsidiaries with or into any other Person (ii) any transaction, including the sale or exchange of outstanding shares of Your capital stock (other than a bona fide venture capital equity financing transaction), in which the holders of Your outstanding capital stock immediately before consummation of such transaction or series of related transactions do not, immediately after consummation of such transaction or series of related transactions, retain capital stock representing at least 50.0% of the voting power of the surviving corporation of such transaction or series of related transactions (or the parent corporation of such surviving corporation if such surviving corporation is wholly owned by such parent corporation), in each case without regard to whether You are the surviving corporation, or (iii) the sale, license or other disposition of all or substantially all of Your assets.

“Obligations” means Your obligation to pay to Us all Monthly Payments (whether or not evidenced by any Summary Schedule), together with all rent, fees, costs, professional fees and expenses, or other liabilities or obligations for monetary amounts owed by You to Us pursuant to the Lease Documents, including the indemnity and insurance obligations in Sections 14, 15 and 24 hereof and including such amounts as may accrue or be incurred before or after default or workout or the commencement of any liquidation, dissolution, bankruptcy, receivership or reorganization by or against You, whether due or to become due, matured or un-matured, liquidated or un-liquidated, contingent or non-contingent, and all covenants and duties of any kind or nature, present or future, arising under this Agreement, or any of the other Lease Documents, as the same may from time to time be amended, modified, supplemented or restated, whether or not such obligations are partially or fully secured by the value of Equipment.

“Permitted Indebtedness” means (a) Indebtedness of You in favor of Us; (b) Indebtedness existing at the Closing Date and disclosed on Schedule l; (c) Indebtedness incurred for the acquisition of services, supplies or inventory on normal trade credit in the ordinary course of business; (d) any other Indebtedness not to exceed $550,000,000, during the term of the Lease so long as such Indebtedness is not secured by the Equipment Subject to this Agreement, and (e) extensions, refinancings, modifications, amendments and restatements of any item of Permitted Indebtedness (a) through (d) above, provided that the principal amount thereof is not increased. Notwithstanding the above, You may not enter into any Indebtedness of the type described in subsection (d) without Our prior written consent, until You have issued and sold shares of Your Series B-1 preferred stock for aggregate gross cash proceeds of at least $30,000,000 (excluding any amounts received upon conversion or cancellation of indebtedness).

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

“Rent” has the meaning given to it in Section 10.

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of California; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Our Lien on any Equipment is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of California, the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. Unless otherwise defined herein or in the other Lease Documents terms that are defined in the UCC and used herein or in the other Lease Documents shall have the meanings given to them in the UCC.

“Warrant Agreement” means either the Warrant Agreement dated as of the date hereof between the Parties issued in connection with this Agreement or any other Warrant Agreement between the Parties issued in connection with this Agreement or the Hardware or Software Facility Schedules.

Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement. The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole, including all Exhibits, Annexes and Schedules, and not to any particular Section, subsection or other subdivision. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation,” the word “or” is not exclusive; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by this Agreement and the Lease Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Lease Documents shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP, consistently applied.

(Signature Page to Follow)

IN WITNESS WHEREOF, The Parties hereto have executed this Agreement on or as of the day and year first above written.

AMYRIS BIOTECHNOLOGIES, INC. as You		TRIPLEPOINT CAPITAL LLC as We

By:	/s/ Jeryl Hilleman	By:	/s/ [signature illegible]

Title:	CFO	Title:	COO

[SIGNATURE PAGE TO PLAIN ENGLISH MASTER LEASE AGREEMENT]

Schedule of Exhibits

Exhibit A	Form of Hardware Facility Schedule and Software Facility Schedule

Exhibit B	Form of Purchase-Leaseback Agreement

Exhibit C	Form of Summary Schedule

Exhibit D	Company Information

Exhibit E	Certificate of Compliance

EXHIBIT A

(Form Hardware and Software Facility Schedules)

HARDWARE/SOFTWARE FACILITY SCHEDULE DATED , 2008 TO THE PLAIN ENGLISH MASTER LEASE AGREEMENT DATED AS OF MARCH 14, 2008

Facility Number 0534-LE-0_H, 0534-LE-0_S		Commitment Amount $[ ]	Equipment $[ ]
Availability Period [ / / ] - [ / / ]	Lease Term [ ] Months	Lease Rate Factor TBD on date of each Summary Schedule	Interest Rate [ ]%
Facility Fee [ ]%	Advance Rent $[ ]	Interim Rate Full Daily Equivalent	Purchase Option/End of Term Payment [Not to Exceed] [ ]% of Original Cost

OUR CONTACT INFORMATION
Name TriplePoint Capital LLC	Address for Notices 2755 Sand Hill Rd., Ste. 150 Menlo Park, CA 94025	Address for Equipment Return 2755 Sand Hill Rd., Ste. 150 Menlo Park, CA 94025
Tel: (650) 854-2090
Fax: (650) 854-1850
Attn: Sajal Srivastava
Email: legal@triplepointcapital.com
YOUR CONTACT INFORMATION
Customer Name Amyris Biotechnologies, Inc.	Address for Billing/Notices 5980 Horton St., Suite 450 Emeryville, CA 94608 Equipment Location Same As Above (Unless Noted Differently on the Summary Schedule)	Contact Person Name: Jeryl Hilleman, CFO Tel: (510) 450-0761 x734 Fax: (510) 450-0794 Email: hilleman@amyris.com

This Hardware Facility Schedule is issued pursuant to the Plain English Master Lease Agreement identified above. All of the terms and conditions of the Plain English Master Lease Agreement are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The Parties hereby reaffirm all of the terms and conditions of the Plain English Master Lease Agreement except as modified by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both of The Parties.

You:	AMYRIS BIOTECHNOLOGIES, INC.	Us:	TRIPLEPOINT CAPITAL LLC

By:		By:

Title:		Title:

EXHIBIT B

(Form Purchase-Leaseback Agreement)

PLAIN ENGLISH PURCHASE LEASEBACK AGREEMENT

This is a PLAIN ENGLISH PURCHASE LEASEBACK AGREEMENT dated             , 200 by and between TRIPLEPOINT CAPITAL LLC and AMYRIS BIOTECHNOLOGIES, INC. The words “We”, “Us”, or “Our”, refer to the Buyer, which is TRIPLEPOINT CAPITAL LLC. The words “You” or “Your” refers to the Seller, which is AMYRIS BIOTECHNOLOGIES, INC. and not to any individual. The words “The Parties” refers to both TRIPLEPOINT CAPITAL LLC and AMYRIS BIOTECHNOLOGIES, INC.

The Parties agree to the following mutual agreements and conditions listed below:

PURCHASE INFORMATION
Purchase Price: $	Date of Purchase:

What Do We Purchase: You agree to sell and We agree to purchase from You the Equipment listed in the attached Exhibit A in accordance with the terms and conditions specified in this Plain English Purchase Leaseback Agreement.

What is the Purchase Price: The Purchase Price and the day of purchase will be as set forth above. Prior to giving You the Purchase Price, You will provide Us with copies of the purchase documentation, invoices and/or Bill of Sale and proof of payment to verify Your purchase of the Equipment from the vendor. We will not pay You the Purchase Price until all requested documentation is received by, and is approved by Us.

What is the Leaseback: This Agreement is contingent upon You leasing the Equipment from Us pursuant to the Hardware and Software Facility Schedule Nos. 0534-LE-    H and 0534-LE-    S dated              to the Plain English Master Lease Agreement dated              all between the Parties.

You Make No Warranties: YOU MAKE NO WARRANTIES OTHER THAN THOSE SPECIFICALLY SET OUT IN THIS AGREEMENT (IF ANY), AND SPECIFICALLY DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

Equipment Will Have Clear Title: Title to the Equipment will be free and clear of all liens, claims and encumbrances of any kind and will vest in Us upon payment of the full Purchase Price stated above. Upon request, You will provide Us with a Bill of Sale to evidence such title.

Tax Issues: We warrant that We are in the business of buying and selling computer, communications and high technology equipment and that the Purchase Price of the Equipment is for the purpose of resale only.

Legal Issues:

ð	This Agreement will be governed by and construed under the laws of California.

ð	This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original and of equal force and effect.

ð

This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

AMYRIS BIOTECHNOLOGIES, INC.	TRIPLEPOINT CAPITAL LLC

By:	By:

Title:	Title:

“SELLER”	“BUYER”

2

EXHIBIT A - EQUIPMENT

EXHIBIT C

(Form Summary Schedule)

PLAIN ENGLISH SUMMARY SCHEDULE

SCHEDULE NUMBER |0534-LE-0_H/S-    |

(Hardware/Software)

This Plain English Summary Schedule dated             , 200   is executed pursuant to the Plain English Master Lease Agreement dated March 14, 2005 between TriplePoint Capital LLC (“Lessor”) and Amyris Biotechnologies, Inc. (“Lessee”). All of the terms, conditions, representations and warranties of the Plain English Master Lease Agreement are incorporated herein and made a part hereof, and this Plain English Monthly Summary Schedule constitutes a Schedule for the Equipment listed below.

SCHEDULE INFORMATION

Facility Number	Schedule Number	Schedule Type
0534-LE-0_H/S	0534-LE-0_H/S-__	Hardware/Software

Schedule Period	Lease Commencement Date	Lease Term
[ / / ] - [ / / ]	[ / / ]	[ ] Months

Total Equipment Cost	Location	Current Use Tax Percentage
$[ ]	[ ]	[ ]%

Monthly Lease Rate Factor	Daily Interim Rent Rate	One Time Interim Rent
[ ]%	Fully Daily Equivalent	$[ ]

PAYMENT INFORMATION
Monthly Rent
$[ ]
Monthly Use Tax
$[ ]
Total Monthly Payment
$[ ]
[ATTACH EQUIPMENT LIST]

EXHIBIT D

YOUR NAME, LOCATIONS, AND OTHER INFORMATION

1.             You hereby represent and warrant and to Us that Your current name and organizational status on the Closing Date is as follows:

Name:	Amyris Biotechnologies, Inc.

Type of Organization:	Corporation

State of Organization:	California

Organization File Number:	2544865

2.             You hereby represent and warrant to Us that for five (5) years prior to the date of this Agreement, You did not do business under any other name or organization or form except the following:

Name:	N/A

Used during dates of:

Type of Organization:

State of Organization:

Organization File Number:

3.             Your fiscal year ends on December 31st .

4.             Your federal employer tax identification number is 55-0856151.

5.             You hereby represent and warrant to Us that the street addresses, cities, states and postal codes of Your current locations and locations where any Equipment may be located as of the Closing Date are:

Chief Executive Office:	5980 Horton St. Suite 450 Emeryville, CA 94608

Principal Place of Business:	5980 Horton St. Suite 450 Emeryville, CA 94608

Other Locations:	5980 Horton St. Suite 450 Emeryville, CA 94608 (Also Suites 350, 360 and 405)

5885 Hollis Street, Suites 1353 and 1355 Emeryville, CA 94608

EXHIBIT E

CERTIFICATE OF COMPLIANCE

This Certificate of Compliance shall reference that certain Plain English Master Lease Agreement dated March 14, 2008, by and between TRIPLEPOINT CAPITAL LLC and AMYRIS BIOTECHNOLOGIES, INC. (the “Lease Agreement”). All terms not defined in this Certificate of Compliance shall have the same meanings as in the Lease Agreement. Pursuant to the terms of the Lease Agreement, AMYRIS BIOTECHNOLOGIES, INC. hereby certifies, the following as of [MONTH, DAY, YEAR]”:

ð	We are in compliance as of the date of this Certificate of Compliance with all required covenants unless otherwise noted and attached to this Certificate of Compliance.

ð

As of the date of this Certificate of Compliance all representations and warranties in the Lease Agreement are true and correct in all material respects except to the extent such representations and warranties expressly relate to an earlier date (in which case, those representations and warranties remain true as of such date).

ð	The locations of all Equipment on the attached list and subject to the Lease Agreement are true and correct.

AMYRIS BIOTECHNOLOGIES, INC.

Signature:

Print Name:

Title:

[ATTACH LIST OF EQUIPMENT]

2

SCHEDULE 1

INDEBTEDNESS

Creditor	Type of Credit Facility	Security Interest Granted	Outstanding Amount
Applied Biosystems (Applera)	Lease	Equipment Specific	$313,061.35
Thermo Electron Corp.	Lease	Equipment Specific	$297,149.73

3

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (the “1933 ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THIE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO YOU THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT, OR ANY APPLICABLE STATE SECURITIES LAWS.

PLAIN ENGLISH WARRANT AGREEMENT

This is a PLAIN ENGLISH WARRANT AGREEMENT dated March 14, 2008 by and between AMYRIS BIOTECHNOLOGIES, INC., a California corporation, and TRIPLEPOINT CAPITAL LLC, a Delaware limited liability company.

The words “We”, “Us”, or “Our” refer to the warrant holder, which is TRIPLEPOINT CAPITAL LLC. The words “You” or “Your” refers to the issuer, which is AMYRIS BIOTECHNOLOGIES, INC., and not to any individual. The words “The Parties” refers to both TRIPLEPOINT CAPITAL LLC and AMYRIS BIOTECHNOLOGIES. This Plain English Warrant Agreement may be referred to as the “Warrant Agreement”.

The Parties have entered into a Plain English Master Lease Agreement dated as of March 14, 2008, and related Hardware or Software Facility Schedules and Summary Schedules which are collectively referred to in this Warrant Agreement as the “Lease Agreement”.

In consideration of such Lease Agreement, the Parties agree to the following mutual agreements and conditions set forth below:

WARRANT INFORMATION
Effective Date	Warrant Number	Lease Facility Schedules
March 14, 2008	0534-W-01	0534-LE-01H; 0534-LE-01S
Warrant Coverage	Number of Shares	Price Per Share	Type of Stock
$250,000 (5% of $5,000,000); up to an additional $250,000 (5% of any amounts advanced under the Lease Agreement in excess of $5,000,000, and earned based upon increments of $1,000,000 advanced)	10,048; up to an additional 10,048 subject to adjustment per the terms of this Warrant Agreement	$24.88 subject to adjustment per the terms of this Warrant Agreement	Warrant Stock (as defined herein) subject to adjustment per the terms of this Warrant Agreement

OUR CONTACT INFORMATION
Name TriplePoint Capital LLC	Address For Notices 2755 Sand Hill Rd., Ste. 150 Menlo Park, CA 94025 Tel: (650) 854-2090 Fax: (650) 854-1850	Contact Person Sajal Srivastava, COO Tel: (650) 233-2102 Fax: (650) 854-1850 email: legal@triplepointcapital.com
YOUR CONTACT INFORMATION
Customer Name Amyris Biotechnologies, Inc.	Address for Billing/Notices 5980 Horton St., Suite 450 Emeryville, CA 94608	Contact Person Name: Jeryl Hilleman, CFO Tel: (510) 450-0761 x734 Fax: (510) 450-0794 Email: hilleman@amyris.com

1. WHAT YOU AGREE TO GRANT US

You grant to Us and We are entitled, upon the terms and subject to the conditions set forth in this Warrant Agreement, to purchase from You, at a price per share equal to the Exercise Price, that number of fully paid and non-assessable shares of Your Warrant Stock equal to Two Hundred Fifty Thousand Dollars ($250,000), divided by the Exercise Price.

In addition, You grant to Us and We are entitled, upon the terms and subject to the conditions set forth in this Warrant Agreement, to purchase from You, at a price per share equal to the Exercise Price, an additional number of fully paid and non-assessable shares of Your Warrant Stock equal to five percent (5%) of any amounts advanced under the Loan Agreement in excess of $5,000,000, divided by the Exercise Price (up to an additional $250,000 in the aggregate of warrant coverage), the additional Warrant Coverage will be earned as follows: (i) immediately upon any Advance in which the total amount advanced under Part 1 of the Loan Agreement is over $5,000,000 but less than $6,000,000 We shall have earned additional Warrant Coverage equal to 5% of $1,000,000; (ii) immediately upon any Advance in which the total amount advanced under Part 1 of the Loan Agreement is $6,000,000 or more but less than $7,000,000 We shall have earned additional Warrant Coverage equal to 5% of $1,000,000; (iii) immediately upon any Advance in which the total amount advanced under Part I of the Loan Agreement is $7,000,000 or more but less than $8,000,000 We shall have earned additional Warrant Coverage equal to 5% of $1,000,000; (iv) immediately upon any Advance in which the total amount advanced under Part 1 of the Loan Agreement is $8,000,000 or more but less than $9,000,000 We shall have earned additional Warrant Coverage equal to 5% of $1,000,000; and (v) immediately upon any Advance in which the total amount advanced under Part 1 of the Loan Agreement is $9,000,000 or more but not greater than $10,000,000 We shall have earned additional Warrant Coverage equal to 5% of $1,000,000.

In no event shall the total Warrant Coverage exceed $500,000.

The number of shares of Warrant Stock and the Exercise Price of such Warrant Stock are subject to adjustment as provided in Section 4 hereof.

For purposes of this Warrant Agreement, the following capitalized terms have the meanings given below:

“Exercise Price” means the lower of (a) $24.88 and (b) the lowest per share price for which Your preferred stock is sold in the Next Round.

“Next Round” means the next bona fide round of equity financing in which You issue and sell shares of your preferred stock for aggregate gross cash proceeds of at least $1,000,000 (excluding any amounts received upon conversion or cancellation of indebtedness) subsequent to the Effective Date.

“Warrant Stock” means (a) the class and series of Your preferred stock issued in the Next Round, if the lowest per share price for which such preferred stock is sold in the Next Round is less than $24.88, or (b) in all other cases, Your Series B Preferred Stock. For avoidance of doubt, if this Warrant Agreement is exercised prior to the Next Round then this Warrant Agreement shall be exercisable for Your Series B Preferred Stock.

The Parties agree that this Warrant Agreement to purchase the Warrant Stock has a fair market value equal to $100 and that $100 of the issue price is included as part of the leased value and will be allocable to the Warrant Agreement and the original issue discount on the Lease Agreement shall be considered to be zero.

2. WHEN ARE WE ENTITLED TO PURCHASE YOUR WARRANT STOCK.

The term of this Warrant Agreement and our right to purchase Warrant Stock will begin the Effective Date, and shall be available until the earlier of (i) 10 years from the Effective Date or (ii) the effective date of Your initial public offering.

2

Notwithstanding the foregoing, Our right to purchase the Warrant Stock shall be automatically and fully exercised via the net issuance method described below (without surrender of the Warrant Agreement) upon the occurrence of a Merger Event, as defined below, with a Person that is not one of Your affiliates, in which Your common stock is exchanged for cash and/or stock that is traded on a recognized public exchange or on the NASDAQ National Market, provided that, upon consummation of the Merger Event, the consideration payable to Us pursuant to such exercise and on account of the Warrant Stock consists of (i) cash or (ii) stock that is traded on a recognized public exchange or on the NASDAQ National Market and the total per share consideration is equal to or greater than five (5) times the aggregate Exercise Price (as adjusted). No less than ten (10) business days prior to any Merger Event, You shall provide Us with written notice of the proposed Merger Event together with a copy of the executed merger agreement, or other definitive documentation (and all schedules and exhibits thereto) and information concerning Your expected capitalization immediately prior to the Merger Event. Upon consummation of the Merger Event, You shall promptly provide Us with (a) a copy of any modifications or amendments to the executed merger agreement, (b) any other documents in connection therewith, (c) updated information, if any, concerning Your capitalization immediately prior to the Merger Event, and, (d) upon request, by Us any other information reasonably necessary to an informed evaluation of Our rights under this Agreement.

3.	HOW WE MAY PURCHASE YOUR WARRANT STOCK.

We may exercise Our purchase rights, in whole or in part, at any time, or from time to time, prior to the expiration of the term of this Warrant Agreement, by giving You a completed and executed Notice of Exercise in the form attached as Exhibit I. Promptly upon receipt of the Notice of Exercise and in any event no later than twenty-one (21) days after you have received Our Notice of Exercise and payment of the aggregate Exercise Price for the shares purchased, You will issue to Us a certificate for the number of shares of Warrant Stock that We have purchased and You will execute the Acknowledgment of Exercise in the form attached hereto as Exhibit II indicating the number of shares which will be available to Us for future purchases, if any.

We may pay for the Warrant Stock by either (i) cash or check, or (ii) by the net issuance method as determined below. If We elect the Net Issuance method, You will issue Warrant Stock using the following formula:

		X =	Y(A-B) A
Where:	X =	the number of shares of Warrant Stock to be issued to Us.
	Y =	the number of shares of Warrant Stock. We request to be exercised under this Warrant Agreement.
	A =	the fair market value of one share of Warrant Stock.
	B =	the Exercise Price.

For purposes of the above calculation, current fair market value of Warrant Stock shall mean with respect to each share of Warrant Stock:

If the exercise is in connection with the initial public offering of Your Common Stock, and if Your registration statement relating to such public offering has been declared effective by the SEC, then the fair market value per share shall be the product of (x) the initial “Price to Public” specified in the final prospectus of the offering and (y) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise;

If this Warrant Agreement is exercised after, and not in connection with the Your initial public offering, and:

ð

if traded on a securities exchange, the fair market value shall be the product of (x) the average of the closing prices over a five (5) day period ending three (3) days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise; or

ð

if actively traded over-the-counter, the fair market value shall be the product of (x) the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the five (5) day period ending

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three (3) days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

If this Warrant Agreement is exercised prior to or after Your initial public offering, and:

ð

Your Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the- counter market, the current fair market value of Warrant Stock shall be the product of (x) the fair market value of a share of Your Common Stock (the highest price per share which You could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold, from authorized but unissued shares), as determined in good faith by Your Board of Directors and (y) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise, unless You shall become subject to a merger, acquisition or other consolidation pursuant to which You are not the surviving party, in which case the fair market value of Warrant Stock shall be deemed to be the value received by the holders of the Your Warrant Stock on a common equivalent basis pursuant to such merger or acquisition or other consolidation.

During the term of this Warrant Agreement, You will at all times from and after the Effective Date have authorized and reserved a sufficient number of shares of (a) Warrant Stock to provide for the exercise of our rights to purchase Warrant Stock, and (b) Common Stock to provide for the conversion of the Warrant Stock.

If We elect to exercise part of the Warrant Agreement, You will promptly issue to Us an amended Warrant Agreement stating the remaining number of shares that are available. All other terms and conditions of that amended Warrant Agreement shall be identical to those contained in this Warrant Agreement.

If at the end of the term of this Warrant Agreement, the fair market value of one share of Warrant Stock (or other security issuable upon the exercise hereof) as determined in accordance herewith is greater than the Exercise Price in effect on such date, then this Warrant Agreement shall automatically be deemed on and as of such date to be converted pursuant hereto as to all shares of Warrant Stock (or such other securities) for which it shall not previously have been exercised or converted, and You shall promptly deliver a certificate representing the shares of Warrant Stock (or such other securities) issued upon such conversion to Us.

4.	WHEN WILL THE NUMBER OF SHARES AND EXERCISE PRICE CHANGE.

ð

If You are Acquired. If at any time: (i) there is a reorganization of Your stock (other than a reclassification, exchange or subdivision of Your stock otherwise provided for in this Warrant Agreement); (ii) You merge or consolidate with or into another entity, whether or not You are the surviving entity; (iii) You sell or convey, or grant an exclusive license with respect to, all or substantially all of Your assets to any other person; or (iv) there occurs any transaction or series of related transactions that result in the transfer of fifty percent (50%) or more of the outstanding voting power of the capital stock of You (each of the foregoing events are referred to as a “Merger Event”), then, as a part of such Merger Event, lawful provision shall be made so that We shall thereafter be entitled to receive, upon exercise of Our rights under this Warrant Agreement, the number of shares of preferred stock or other securities of the successor or surviving person resulting from such Merger Event, equal in value to that which would have been issuable if We had exercised Our rights under this Warrant Agreement immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Your Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to Our rights and interest after the Merger Event so that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Warrant Stock purchasable) shall be applicable to the greatest extent possible.

ð

If You Reclassify Your Stock. If at any time You combine, reclassify, exchange or subdivide Your securities or otherwise, change any of the securities as-to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement will thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of

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such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

ð

If You Subdivide or Combine Your Shares. If at any time You combine or subdivide Your Series B Preferred Stock, the Exercise Price will be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

ð

If You Pay Stock Dividends. If at any time You pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the above paragraphs) of Your Series B Preferred Stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of Your Series B Preferred Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of Your Series B Preferred Stock outstanding immediately after such dividend or distribution. We will thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Warrant Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

ð

If You Change the Antidilution Rights of the Warrant Stock or issue New Preferred or Convertible Stock. All antidilution rights applicable to the Warrant Stock purchasable under this Warrant Agreement are as set forth in Your Certificate of Incorporation, as amended through the Effective Date. You will promptly provide Us with any restatement, amendment, modification of or waiver of any right under Your Certificate of Incorporation. You will provide Us with any written notices relating to such antidilution rights provided to other holders of the Warrant Stock.

5.	WE CAN TRANSFER THIS PLAIN ENGLISH WARRANT AGREEMENT.

Subject to the terms and conditions contained in Section 7, We (or any successor transferee) may transfer in whole or in part this Warrant Agreement and all its rights. You will record the transfer on Your books when You receive Our Notice of Transfer in the form attached hereto as Exhibit III, and Our payment of all transfer taxes and other governmental charges involved in such transfer.

6.	REPRESENTATIONS, WARRANTIES, AND COVENANTS FROM YOU.

ð

Reservation of Warrant Stock. The Warrant Stock issuable upon exercise of Our rights under this Warrant Agreement will be duly and validly reserved and when issued in accordance with the provisions of this Warrant Agreement will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Warrant Stock issuable pursuant to this Warrant Agreement may be subject to restrictions on transfer under state and/or Federal securities laws, this Warrant Agreement and any other agreement between Us and You. Upon Our exercise, You will issue to Us certificates for shares of Warrant Stock without charging Us any tax, or other cost incurred by You in connection with such exercise and the related issuance of shares of Warrant Stock. You will not be required to pay any tax, which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than TriplePoint Capital EEC.

ð

Due Authority.  Your execution and delivery of this Warrant Agreement and the performance of Your obligations hereunder, including the issuance to Us of the right to acquire the shares of Warrant Stock, have been duly authorized by all necessary corporate action on Your part, other than any amendment of the Company’s articles of incorporation necessary to authorize the Next Round, and this Warrant Agreement is not inconsistent with the Your Certificate of Incorporation or Bylaws, subject to the accuracy of Our representations in Section 7 hereof, does not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which You are a party or by which You are bound, and this Warrant Agreement constitutes

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a legal, valid and binding agreement, enforceable in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies.

ð

Consents and Approvals.  No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to execution, delivery and Your performance of Your obligations under this Warrant Agreement, except for the filing of any required notices pursuant to Federal and state securities laws, which filings will be effective by the times required thereby and for the filing of any amendment to Your articles of incorporation authorizing Your Next Round.

ð

Issued Securities.  All of Your issued and outstanding shares of Common Stock, Warrant Stock or any other securities have been duly authorized and validly issued and are fully paid and nonassessable. To the extent applicable all outstanding shares of Common Stock and Warrant Stock were issued in full compliance with all Federal and state securities laws. In addition as of the Effective Date:

Your authorized capital consists of (A) 23,000,000 shares of Common Stock, of which 4,936,798 shares of Common Stock are issued and outstanding, and (B) 13,087,142 shares of preferred stock, of which 11,171,918 shares are issued and outstanding.

You have reserved 3,863,819 shares of Common Stock for issuance under Your Stock Incentive Plan, under which 2,902,727 options have been granted. Except as otherwise provided in this Warrant Agreement and as noted above, there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Your capital stock or other of Your securities.

Except as set forth in Your Investor’s Rights Agreement, a true, correct and complete copy of which has been delivered to Us prior to the issuance of this Warrant, and the Lease Agreement, Your stockholders do not have preemptive rights to purchase new issuances of Your capital stock.

ð

Other Commitments to Register Securities.  As of the Effective Date, except as set forth in this Warrant Agreement and the Investors’ Rights’ Agreement, You are not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the 1933 Act any of Your presently outstanding securities or any of Your securities which may hereafter be issued.

ð

Exempt Transaction.  Subject to the accuracy of Our representations in Section 7 hereof, the issuance of the Warrant Stock upon exercise of this Warrant Agreement will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws.

ð

Compliance with Rule 144.  We may sell the Warrant Stock issuable hereunder in compliance with Rule 144 promulgated by the Securities and Exchange Commission. Upon exercise of this warrant, we will be obligated to become a party to the Investors’ Rights Agreement and, pursuant thereto, shall be entitled to the benefit of Your covenants with respect to Your compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule 144, as may be amended.

ð

No Impairment.    You agree not to, by amendment of Your Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by You, but shall at all times in good faith assist in carrying out of all the provisions of this Warrant and in taking all such action as may be necessary or appropriate to protect Our rights under this Warrant against impairment. However, You shall not be deemed to have impaired Our rights if You amend Your Articles of Incorporation or Your Investor’s Rights Agreement or similar agreements, or the holders of Your equity securities waive their rights thereunder, in a manner that does not (individually or when considered in the context of any other actions being taken in connection with such amendments or waivers)

6

affect Us in a manner different from the effect that such amendments or waivers have on the rights of other holders of the same series and class as the Warrant Stock.

7.	OUR REPRESENTATIONS AND COVENANTS TO YOU.

ð

Investment Purpose.  The right to acquire Warrant Stock or the Warrant Stock issuable upon exercise of Our rights contained herein and the Common Stock issuable upon conversion will be acquired for investment purposes and not with a view to the sale or distribution of any part thereof, and We have no present intention of selling or engaging in any public distribution of the same in violation of the 1933 Act.

ð

Private Issue.  We understand (i) that this Warrant Agreement, the Warrant Stock issuable upon exercise of this Warrant Agreement and the Common Stock issuable upon conversion of the Warrant Stock are not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that Your reliance on such exemption is predicated on the representations set forth in this Section 7.

ð

Disposition of Our Rights.  In no event will We make a disposition of any of Our rights to acquire Warrant Stock or Warrant Stock issuable upon exercise of such rights or the Common Stock issuable upon conversion of the Warrant Stock unless and until (i) We shall have notified You in writing of the proposed disposition, and (ii) the transferee agrees to be bound in writing to the applicable terms and conditions of this Warrant Agreement, and (iii) if You request, We shall have furnished You with an opinion of counsel satisfactory to You and Your counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of Our rights to acquire Warrant Stock or Warrant Stock issuable on the exercise of such rights or the Common Stock issuable upon conversion of the Warrant Stock do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Warrant Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to You at Our request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the You at Our request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the holder of a share of Warrant Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from You, without expense to such holder, one or more new certificates for the Warrant or for such shares of Warrant Stock not bearing any restrictive legend referring to 1933 Act registration or exemption.

ð

Financial Risk.  We have such knowledge and experience in financial and business matters and knowledge of Your business affairs and financial condition as to be capable of evaluating the merits and risks of Our investment, and have the ability to bear the economic risks of Our investment.

ð

Risk of No Registration.   We understand that if You do not register with the Securities and Exchange Commission pursuant to Section 12 of the 1934 Act (the “1934 Act”), or file reports pursuant to Section 15(d), of the 1934 Act, or if a registration statement covering the securities under the 1933 Act is not in effect when We desire to sell (i) the rights to purchase Warrant Stock pursuant to this Warrant Agreement, or (ii) the Warrant Stock issuable upon exercise of the right to purchase, or (iii) the Common Stock issuable upon conversion of the Warrant Stock, We may be required to hold such securities for an indefinite period. We also understand that any sale of Our right to purchase Warrant Stock or Warrant Stock or Common Stock issuable upon conversion of the Warrant Stock, which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

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ð	Accredited Investor. We are an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D of the 1933 Act, as presently in effect.

8.	NOTICES YOU AGREE TO PROVIDE US.

You agree to give Us at least twenty (20) days prior written notice of the following events:

ð	If You Pay a Dividend or distribution declaration upon your stock.

ð	If You offer for subscription pro-rata to the existing shareholders additional stock or other rights.

ð	If You consummate a Merger Event.

ð	If You have an IPO.

ð	If You dissolve or liquidate.

All notices in this Section must set forth details of the event, and if applicable, how the event adjusts either Our number of shares or Our Exercise Price and the method used for such adjustment.

9.	DOCUMENTS YOU WILL PROVIDE US.

Upon the Effective Date, copies of

ð	Certified Resolutions

ð	Articles of Incorporation

ð	Investor’s Rights Agreement

ð	Bylaws

ð	Any other documents and other information that We may reasonably request and are necessary to implement the provisions and purposes of this Agreement.

10.	REGISTRATION RIGHTS UNDER THE 1933 ACT.

The shares of Your common stock into which the Warrant Stock is convertible shall have registration rights as set forth in the Investors’ Rights Agreement, dated as of February 29, 2008, (as amended, restated or otherwise modified in accordance with its terms from time to time, the Investor Rights Agreement”) to the same extent and on the same terms and conditions as possessed by the other Holders thereunder. The provisions set forth in Your Investors’ Rights Agreement relating to such registration rights shall not be amended or modified in a manner that treats Us in a manner different from the effect that such amendments or waivers have on the rights of other holders of the same series and class as the Warrant Stock. By its receipt of this Warrant, the Holder agrees to be bound by the Investor Rights Agreement in so far as it relates to such registration rights as a Holder pursuant thereto.

11.	OTHER LEGAL PROVISIONS THE PARTIES WILL ABIDE BY.

Effective Date. This Warrant Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Parties on the date hereof. This Warrant Agreement shall be binding upon any of the successors or assigns of the Parties.

Attorney’s Fees.  In any litigation, arbitration or court proceeding between the Parties relating to this Warrant Agreement, the prevailing party shall be entitled to attorneys’ fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

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Governing Law.  This Warrant Agreement shall be governed by and construed for all purposes under and in accordance with the laws of the State of California without giving effect to that body of law pertaining to conflicts of laws.

Consent to Jurisdiction and Venue.  All judicial proceedings arising in or under or related to this Warrant Agreement may be brought in any state or federal court of competent jurisdiction located in the State of California. By execution and delivery of this agreement, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in San Mateo County, State of California; (b) waives any objection as to jurisdiction or venue in San Mateo County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Plain English Warrant Agreement. Service of process on any party hereto in any action arising out of or relating to this agreement shall be effective if given in accordance with the requirements for notice set forth in this Section, and shall be deemed effective and received as set forth therein. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

Mutual Waiver of Jury Trial; Judicial Reference. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and The Parties wish applicable state and federal laws to apply (rather than arbitration rules), The Parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF THE PARTIES SPECIFICALLY WAIVES ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY YOU AGAINST US OR OUR ASSIGNEE OR BY US OR OUR ASSIGNEE AGAINST YOU. IN THE EVENT THAT THE FOREGOING JURY TRIAL WAIVER IS NOT ENFORCEABLE, ALL CLAIMS, INCLUDING ANY AND ALL QUESTIONS OF LAW OR FACT RELATING THERETO, SHALL, AT THE WRITTEN REQUEST OF ANY PARTY, BE DETERMINED BY JUDICIAL REFERENCE PURSUANT TO THE CALIFORNIA CODE OF CIVIL PROCEDURE (“REFERENCE”). THE PARTIES SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE. IN THE EVENT THAT THE PARTIES CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. THE REFEREE SHALL REPORT A STATEMENT OF DECISION TO THE COURT, NOTHING IN THIS SECTION SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE LAWFUL SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL OR OBTAIN PROVISIONAL REMEDIES. THE PARTIES SHALL BEAR THE FEES AND EXPENSES OF THE REFEREE EQUALLY UNLESS THE REFEREE ORDERS OTHERWISE. THE REFEREE SHALL ALSO DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION, AND ENFORCEABILITY OF THIS SECTION, THE PARTIES ACKNOWLEDGE THAT THE CLAIMS WILL NOT BE ADJUDICATED BY A JURY. This waiver extends to all such Claims, including Claims that involve Persons other than You and Us; Claims that arise out of or are in any way connected to the relationship between You and Us; and any Claims for damages, breach of contract, specific performance, or any equitable or legal relief of any kind, arising out of this Warrant Agreement.

Counterparts.   This Warrant Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Notices.  Any notice required or permitted under this Warrant Agreement shall be given in writing and shall be deemed effectively given upon the earlier of (1) actual receipt or 3 days after mailing if mailed postage prepaid by regular or airmail to Us or You or (2) one day after it is sent by overnight mail via nationally recognized courier or (3) on the same day as sent via confirmed facsimile transmission, provided that the original is sent by personal delivery or mail by the sending Party.

Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where such party will not have an adequate remedy at law and where damages will not be readily ascertainable. Each party expressly acknowledges and agrees that there is no adequate remedy at law for any breach of this Warrant Agreement and that in the event of

9

any breach of this Agreement, the injured party shall be entitled to specific performance of any or all provisions hereof or an injunction prohibiting the other party from continuing to commit any such breach of this Agreement.

Survival.  The representations, warranties, covenants, and conditions of the Parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

Severability. In the event any one or more of the provisions of this Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

Entire Agreement. This Warrant Agreement constitutes the entire agreement between the Parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and undertakings of the Parties, whether oral or written, with respect to such subject matter.

Amendments. Any provision of this Warrant Agreement may only be amended by a written instrument signed by the Parties.

Lost Warrants or Stork Certificates. You covenant to Us that, upon receipt of evidence reasonably satisfactory to Us of the loss, theft, destruction or mutilation of this Warrant Agreement or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to You, or in the case of any such mutilation upon surrender and cancellation of such Warrant Agreement or stock certificate, You will make and deliver a new Warrant Agreement or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant Agreement or stock certificate.

Rights as Stockholders. We shall not, as a party to this Warrant Agreement, be entitled to vote or receive dividends or be deemed the holder of Series B Preferred Stock or any of Your other securities which may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon Us any of the rights of one of Your stockholders or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive dividends or subscription rights or otherwise until this Warrant Agreement is exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

Facsimile Signatures. This Warrant Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

(Signature Page to Follow)

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IN WITNESS WHEREOF, each of the Parties have caused this Warrant Agreement to be executed by its officers who are duly authorized as of the Effective Date.

You:	AMYRIS BIOTECHNOLOGIES, INC.

Signature:

Print Name:

Title:

Us:	TRIPLEPOINT CAPITAL LLC

Signature:

Print Name:

Title:

[SIGNATURE PAGE TO PLAIN ENGLISH WARRANT AGREEMENT 0534-W-01]

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EXHIBIT I

NOTICE OF EXERCISE

To:	[ ]

1.

We hereby elect to purchase [        ] shares of the Series [        ] Preferred Stock of [            ], pursuant to the terms of the Plain English Warrant Agreement dated the [    ] day of [            ], [200    ] (the “Plain English Warrant Agreement”) between You and Us, We hereby tender here payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

2.	Method of Exercise (Please initial the applicable blank)

a.

             The undersigned elects to exercise the Plain English Warrant Agreement by means of a cash payment, and gives You full payment for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

b.	The undersigned elects to exercise the Plain English Warrant Agreement by means of the Net Issuance Exercise method of Section 3 of the Plain English Warrant Agreement.

3.

In exercising Our rights to purchase the Series [        ] Preferred Stock of [                    ], We hereby confirm and acknowledge the investment representations, warranties and covenants made in Section 7 of the Plain English Warrant Agreement.

Please issue a certificate or certificates representing these purchased shares of Series [        ] Preferred Stock in Our name or in such other name as is specified below.

(Name)

(Address)

US:	TRIPLEPOINT CAPITAL LLC

By:

Title:

Date:

12

EXHIBIT II

ACKNOWLEDGMENT OF EXERCISE

[                                         ], hereby acknowledges receipt of the “Notice of Exercise” from TRIPLEPOINT CAPITAL LLC, to purchase [        ] shares of the Series [        ] Preferred Stock of [                    ], pursuant to the terms of the Plain English Warrant Agreement, and further acknowledges that [        ] shares remain subject to purchase under the terms of the Plain English Warrant Agreement.

YOU:

By:

Title:

Date:

13

EXHIBIT III

TRANSFER NOTICE

FOR VALUE RECEIVED, the foregoing Plain English Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to

(Please Print)

Whose address is

Dated:

Holder’s Signature:

Holder’s Address:

Transferee’s Signature:

Transferee’s Address:

Signature Guaranteed:

NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Plain English Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Plain English Warrant Agreement.

14

HARDWARE FACILITY SCHEDULE DATED MARCH 14, 2008 TO THE PLAIN ENGLISH MASTER LEASE AGREEMENT DATED AS OF MARCH 14, 2008
Facility Number Part 1: 0534-LE-01H; Part 2: 0534-LE-02H

Commitment Amount

Part 1: $10,000,000 (less any amount funded under

Software Facility Schedule 0534-LE-01S);

Part 2: $2,000,000 (less any amounts funded under

Software Facility Schedule 0534-LE-02S) Upon

Request and Additional Approval and execution of

a warrant agreement in substantially similar

form to Warrant Agreement 0534-W-01.

3/14/08 thru 3/14/09

This Availability Period may be extended for a period of 3 months, on such terms as The Parties may mutually agree, We will conduct any legal and business due diligence deemed necessary by Us in connection with Our attempt to obtain Our requisite credit approvals. Our agreement to consider providing the extension of the Availability Period is not, and is not to be construed as, a commitment, offer, or agreement to provide such extension

Availability Period You grant Us the Right, to invest up to $500,000 in Your next round of private equity financing (anticipated to be Series C) on the same terms and conditions as other investors	Lease Term 48 Months (Months 1-12 shall be interest only)	Lease Rate Factor Months 1-12: 0.007708% Months 13-48: 3.1672%	Interest Rate 9.25%
Facility Fee Part 1: $50,000; Part 2: $10,000	Advance Rent The last monthly payment shall be due in advance	Interim Rate Full Daily Equivalent	Purchase Option Not to Exceed 10% of Original Cost

OUR CONTACT INFORMATION
Name TriplePoint Capital LLC	Address for Notices 2755 Sand Hill Rd., Ste. 150 Menlo Park, CA 94025 Tel: (650) 854-2090 Fax: (650) 854-1850 Attn: Sajal Srivastava Email: legal@triplepointcapital.com	Address for Equipment Return 2755 Sand Hill Rd., Ste. 150 Menlo Park, CA 94025
YOUR CONTACT INFORMATION
Customer Name Amyris Biotechnologies, Inc.	Address for Billing/Notices 5980 Horton St., Suite 450 Emeryville, CA 94608 Equipment Location Same As Above (Unless Noted Differently on the Summary Schedule)	Contact Person Name: Jeryl Hilleman, CFO Tel: (510) 450-0761 x734 Fax: (510) 450-0794 Email: hilleman@amyris.com

This Hardware Facility Schedule is issued pursuant to the Plain English Master Lease Agreement identified above. All of the terms and conditions of the Plain English Master Lease Agreement are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The Parties hereby reaffirm all of the terms and conditions of the Plain English Master Lease Agreement except as modified by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both of The Parties.

(Signature Page to Follow)

IN WITNESS WHEREOF. The Parties hereto have executed this Hardware Facility Schedule on or as of the day and year first above written.

You: AMYRIS BIOTECHNOLOGIES, INC.	Us: TRIPLEPOINT CAPITAL LLC

By:	By:

Title:	Title:

[SIGNATURE PAGE TO HARDWARE FACILITY SCHEDULE 0534-LE-01H/02H]

2

SOFTWARE FACILITY SCHEDULE DATED MARCH 14, 2008 TO THE PLAIN ENGLISH MASTER LEASE AGREEMENT DATED AS OF MARCH 14, 2008
Facility Number Part 1: 0534-LE-01S; Part 2: 0534-LE-02S

Commitment Amount

Part 1: Up to $1,000,000 (10% of the

total Commitment Amount under

Hardware Facility

Schedule 0534-LE-01H);

Part 2: Up to $200,000 (10% of the total

Commitment Amount under Hardware

Facility Schedule 0534-LE-02H) upon

the availability of Hardware Facility

Schedule 0534-LE-02H.

Equipment Equipment shall include software, and other “soft costs” including freight charges, installation, and warranties, but not taxes
Availability Period 3/14/08 thru 3/14/09 Subject to extension per the Hardware Facility Schedule of even date with this Schedule	Lease Term 48 Months (Months 1-12 shall be interest only)	Lease Rate Factor Months 1-12: 0.007708% Months 13-48: 3.1672%	Interest Rate 9.25%
Facility Fee See Hardware Facility Schedule of even date with this Schedule	Advance Rent The last monthly payment shall be due in advance	Interim Rate Full Daily Equivalent	Purchase Option 10% of Original Cost

OUR CONTACT INFORMATION
Name TriplePoint Capital LLC	Address for Notices 2755 Sand Hill Rd., Ste. 150 Menlo Park, CA 94025 Tel: (650) 854-2090 Fax: (650) 854-1850 Attn: Sajal Srivastava Email: legal@triplepointcapital.com	Address for Equipment Return 2755 Sand Hill Rd., Ste. 150 Menlo Park, CA 94025
YOUR CONTACT INFORMATION
Customer Name Amyris Biotechnologies, Inc.	Address for Billing/Notices 5980 Horton St., Suite 450 Emeryville, CA 94608 Equipment Location Same As Above (Unless Noted Differently on a Summary Schedule)	Contact Person Name: Jeryl Hilleman, CFO Tel: (510) 450-0761 x734 Fax: (510) 450-0794 Email: hilleman@amyris.com

This Software Facility Schedule is issued pursuant to the Plain English Master Lease Agreement identified above. All of the terms and conditions of the Plain English Master Lease Agreement are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The Parties hereby reaffirm all of the terms and conditions of the Plain English Master Lease Agreement except as modified by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both of The Parties.

(Signature Page to Follow)

IN WITNESS WHEREOF, The Parties hereto have executed this Hardware Facility Schedule on or as of the day and year first above written.

You: AMYRIS BIOTECHNOLOGIES, INC.	Us: TRIPLEPOINT CAPITAL LLC

By:	By:

Title:	Title:

[SIGNATURE PAGE TO SOFTWARE FACILITY SCHEDULE 0534-LE-01S/02S]

2

IN WITNESS WHEREOF, each of the Parties have caused this Warrant Agreement to be executed by its officers who are duly authorized as of the Effective Date.

You:	AMYRIS BIOTECHNOLOGIES, INC.

Signature:

Print Name:

Title:

Us:	TRIPLEPOINT CAPITAL LLC

Signature:

Print Name:

Title:

[SIGNATURE PAGE TO SOFTWARE FACILITY SCHEDULE 0534-LE-01S/02S]

3